UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04364

Exact name of registrant as specified in charter:	Voyageur Intermediate Tax Free Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2008

Item 1. Reports to Stockholders

Annual report

Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Minnesota High-Yield Municipal Bond Fund

August 31, 2008

Fixed income mutual funds

Table of contents

Portfolio management review	1

Performance summaries	8

Disclosure of Fund expenses	18

Sector allocations and credit quality breakdowns	21

Statements of net assets	24

Statements of operations	54

Statements of changes in net assets	56

Financial highlights	62

Notes to financial statements	80

Report of independent registered public accounting firm	94

Other Fund information	95

Board of trustees/directors and officers addendum	102

About the organization	110

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2008 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Minnesota Municipal Bond Funds	Sept. 9, 2008

The managers of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Fund provided the answers to the questions below as a review of the Funds’ activities for the fiscal year that ended Aug. 31, 2008. Bonds mentioned throughout the portfolio management review are rated by either Moody’s or Standard & Poor’s unless otherwise noted.

What was the market environment for tax-free investments during the fiscal year ended Aug. 31, 2008?

The annual period presented an extraordinarily difficult investment environment. The fiscal year began with a credit crisis triggered by a deepening slump in U.S. home prices coupled with a rising rate of home foreclosures. During the year, the crisis evolved through several stages. It impacted all facets of the fixed income markets, including investment grade credit, high-yield bonds, bank loans, mortgages, and municipal bonds. Within the municipal bond market, several events outlined below had major ramifications for portions of the market, specifically monoline insured bonds and auction rate securities.

The first phase of the crisis began just prior to Aug. 31, 2007, but its initial impact on the municipal market was related to liquidity — or the degree to which securities can be converted to cash — rather than credit. Investment banks were in the midst of their first round of asset write-downs and as a result, their ability to deploy capital was constrained. Many dealers held back inventory positions and were less willing to inject liquidity into the municipal market.

However, what began as a liquidity issue early during the period, evolved into a full-blown credit crisis in November. Concerns grew stronger regarding credit ratings of the monoline insurers, the companies that underwrite insurance for much of the debt that municipalities issue. In recent years, these insurance companies have sought faster growth by insuring new and different types of investments, including the structured investment vehicles that many believe to be at the root of the credit crisis. At that time, several AAA-rated insurance providers were warned by the ratings agencies that they may be required to increase their capital levels to maintain top-tier ratings. The fears surrounding insurer credit ratings increased outflows from the municipal bond market. We believe the credit warnings prompted already wary municipal bond investors to reevaluate credit ratings on what many had considered to be safe investments.

Early 2008 brought another round of bad news for municipal bond investors, triggered by downgrades of several bond insurers from their valued AAA-rated status. These downgrades set off an unwinding of tender option bonds and disrupted the auction process for auction rate securities (ARS), which led to a complete breakdown of the $1 billion-plus ARS market. Tender option bonds are complicated synthetic derivatives that allow owners to borrow at a short-term rate and reinvest the proceeds in higher-yielding, longer-term bonds. Auction rate securities are long-term securities for which the interest rate is reset at frequent auctions, typically held every 35 days or more often.

Failed auctions, or those at which there were not enough buyers willing to purchase the number of shares sold, made headlines during the period. The failures forced investors, who may have originally viewed the auction process as a source of short-term liquidity, into holding

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

Portfolio management review
Delaware Minnesota Municipal Bond Funds

the long-term bond instead. The fears stoked by these issues created further havoc in an already beaten-down municipal bond market.

During the summer of 2008, the fixed income markets experienced a brief period in which investors seemed to focus once again on economic fundamentals — in this case, the battle between heightened inflation expectations on one hand and deteriorating economic conditions on the other. The inflation fears were driven by spiking commodity prices, oil in particular. The crumbling housing market and weak employment data were the key statistics on the slow growth side. However, the respite was interrupted by another round of financial institution write-downs and further credit downgrades of the monoline insurers. The markets refocused on the credit crisis. More and more, insured municipal bonds began to trade based upon the underlying issuer’s credit rating, not the credit rating that the insurance would have warranted at one time.

On the bright side, retail investors have consistently been strong buyers of tax-exempt bonds. Flows into tax-exempt municipal bond funds were strong, particularly during calendar 2008. Based on data collected weekly by AMG Data Services, municipal bond funds received positive flows in all but two weeks between January and the end of August, and often the flows were in excess of $500 million. (Source: Merrill Lynch.)

What other factors have influenced the municipal bond market or your strategy?

Throughout the year, we remained true to our overall investment strategy, which is to focus on income generated through a bottom-up, security-by-security selection process, utilizing our strengths in credit and trading. At the same time, we focused on balancing our core investment philosophy with a tactical positioning of our investment portfolios, given the tenuous credit environment.

We trimmed holdings with 20 or more years to maturity in favor of a greater investment in bonds with 2- to 10-year maturities. As gauged by the returns of the Lehman Brothers Municipal Bond Index, bonds with 2- to 10-year maturities outperformed the long-maturity end of the yield curve for the fiscal year. (At its most basic, a yield curve is a simple graph that depicts the interest rates of bonds that are of equal quality but have different maturity dates.)

We also increased our exposure to refunded bonds, also known as pre-refunded bonds, during the year. Pre-refunded bonds were among the better-performing bonds within the municipal market. They face less credit risk than most bond issues because they are backed by the proceeds of the second bond issue, which typically consists of U.S. Treasury securities.

The municipal market underwent some shifts during the period as a result of the credit events we described. First, the monoline insurers covered fewer new issues. The number of insured bonds, which had hovered at about 50% of all new issues for the last 10 years, declined to less than 10% of new issuance during the final months of the period, according to Citigroup Global Markets. This shift resulted in a more normalized municipal market, with more bonds trading based on their individual credit metrics, not the AAA rating of their former insurers.

A second shift involved the mix of buyers supporting the market. Traditional players, including retail — direct and via mutual funds — and property and casualty insurers,

once again seemed to be the most active participants. Nontraditional municipal bond buyers, such as dealer arbitrage desks, began to play a diminished role as the liquidity squeeze constrained their capital. But even in a lesser role, these buyers affected the market. Periodically, when municipals were particularly cheap relative to Treasury bonds, the market received an active bid from these traders, which drove prices higher.

Broadly speaking, the troubles that plagued the monoline insurers during the year have impacted credit spreads. Historically, bonds that would have been rated A and BBB on their own had usually come to market with higher ratings because they had been covered by high-quality insurance. Now, as the vast majority of bonds are not insured, the supply of these mid- and low-investment grade bonds has expanded and spreads have widened. While the transition has been difficult, we believe the resulting market environment should favor our investment style. Given our emphasis on research and relative-value trading, we believe that our funds are well-positioned for these new market dynamics.

What financial conditions prevailed in the Minnesota debt market?

We believe Minnesota has a fundamentally sound economy. The employment mix is similar to that of the nation, with a diverse mix of manufacturing, services, and trade. However, weaker labor markets, the housing slump, and accelerating foreclosure rates all indicate that the state’s economy is underperforming compared to its long-term trend. With significant exposure to the housing supply industry, the national housing slump is hitting Minnesota with a one-two punch (source: S&P). For the past three years the state has lagged the nation in employment growth and personal income growth, according to Moody’s. Unemployment levels have typically been one to two points below national averages. However, in recent quarters the state has recorded levels closer to the national average with the June 2008 unemployment rate of 5.3% compared to the national average of 5.6% reported by the U.S. Department of Labor. A revision to the economic outlook has resulted in the projection of lower revenues for the current and next bienniums. The legislature used reserves, one-time revenues, and expenditure cuts to close the $935 million deficit for the current biennium, according to the Minnesota Department of Finance.

Through the first seven months of 2008, national issuance declined 1.3% to total $259.8 billion. Minnesota issuance decreased 2.4% to total $4.2 billion, according to Bond Buyer.

Delaware Tax-Free Minnesota Fund

How did the Fund perform against its index benchmark?

For its fiscal year ended Aug. 31, 2008, Delaware Tax-Free Minnesota Fund returned +3.77% for Class A shares at net asset value and -0.88% at maximum offer price (both figures reflect all distributions reinvested). During the same period, the Fund’s benchmark, the Lehman Brothers Municipal Bond Index, returned +4.48%.

For the complete, annualized performance of Delaware Tax-Free Minnesota Fund, please see the table on page 8.

What affected Fund performance?

We employed tactical shifts in the Fund’s asset allocation throughout the year to adapt to the ongoing difficult conditions within the municipal bond markets. For example,

Portfolio management review
Delaware Minnesota Municipal Bond Funds

we reduced by 8% the Fund’s exposure to securities on the longer end of the yield curve — 20 or more years to maturity. To a large extent, we replaced these holdings with shorter maturity bonds — typically those in the 4- to 6-year range.

On a sector basis, we increased our prerefunded holdings by 7%, which reflects bonds that were refinanced to take advantage of the lower-interest environment. Prerefunded bonds were among the better-performing bonds within the municipal market due to their low-risk profile. They face less credit risk than most bond issues because they are backed by the invested debt proceeds of a second bond issue, which typically consist of U.S. Treasury securities. Our position in healthcare bonds decreased from 25% to 12.2% as a result of net sales and refinancing. Any healthcare bonds we added were in the 10- to 15-year range.

The Fund’s best-performing bonds were refinanced during the fiscal year to take advantage of the lower-interest environment. Existing bondholders benefit from refinancing situations because the price of the securities after the refinancing reflects the improved credit standing. One example is a Duluth healthcare bond (due in 2023), which went from an A-rated bond secured by healthcare system revenues, to a bond to be called on its first call date (2014) and secured by escrowed U.S. government securities.

Underperformers included several housing bonds on the longer end of the yield curve. Despite their AA rating, they were negatively impacted by the Housing and Economic Recovery Act of 2008, which prompted greater issuance of housing bonds, thereby lowering bond prices. The bill also allowed for new housing bonds that were not subject to the alternative minimum tax (AMT). This had a further negative effect on the existing supply of housing bonds, which are subject to the AMT. A position of Minnesota Housing Finance Authority bond rated AA1/AA+ due in 2038 is an example.

Other under-performers included longer maturity bonds with lower credit ratings. For example, a nonrated St. Paul (Minnesota) Housing and Redevelopment Authority continuing care retirement community (CCRC) bond due in 2043 was one of the Fund’s weaker performers for the year.

Delaware Tax-Free Minnesota Intermediate Fund

How did the Fund perform against its index benchmark?

For its fiscal year ended Aug. 31, 2008, Delaware Tax-Free Minnesota Intermediate Fund returned +5.00% for Class A shares at net asset value and +2.11% at maximum offer price (both figures reflect all distributions reinvested). During the same period, the Fund’s benchmark, the Lehman Brothers Municipal Bond 3–15 Year Index, returned +5.94%.

For the complete, annualized performance of Delaware Tax-Free Minnesota Intermediate Fund, please see the table on page 11.

What affected Fund performance?

We employed modest tactical shifts in the Fund’s asset allocation throughout the year to adapt to ongoing difficult conditions within the municipal bond markets. For example, we reduced the Fund’s exposure to bonds in the

13- to 15-year range by 8%, largely reinvesting the proceeds in the 5- to 7-year range. We increased our high-grade holdings, which we define as AA and AAA, by 16%, while reducing mid- and low-rated investment holdings (A and BBB) by 14%. Because market conditions favored shorter maturities and higher-quality holdings during the fiscal year ended Aug. 31, 2008, our adjustments aided Fund performance.

On a sector basis, our position in healthcare bonds decreased by 12.5% as a result of net sales and refinancing. We increased our position in water and sewer bonds by almost 5%. Water and sewer bonds are considered a high-grade sector because of the essential nature of these services. An example of this type of bond is the Minnesota Public Facilities Authority Water Pollution bond rated AAA/AAA due to mature in 2014. Our position in prerefunded bonds also increased by 4% as a result of refinancing.

Among the top performers in the portfolio were bonds refinanced during the course of the year. One example is a St. Louis Park (Minnesota) Healthcare Revenue Bond due to mature in 2025, which was refinanced in October 2007. It went from an A-rated bond secured by healthcare system revenues, to a bond to be called in 2014 and secured by escrowed U.S. government securities. Intermediate high grade bonds, such as a University of Minnesota bond due in 2016 (rated AAA by Moody’s and AA by S&P) also contributed to performance.

Underperformers included several housing bonds on the longer end of the yield curve. Despite their AA rating, they were negatively impacted by the Housing and Economic Recovery Act of 2008, which prompted greater issuance of housing bonds, thereby lowering bond prices. The bill also allowed for new housing bonds that were not subject to the alternative minimum tax (AMT). This had a further negative effect on the existing supply of housing bonds, which are subject to the AMT. A position in Minnesota Housing Finance Authority bond rated AA1/AA+ due in 2028 is an example.

Delaware Minnesota High-Yield Municipal Bond Fund

How did the Fund perform against its index benchmark?

For its fiscal year ended Aug. 31, 2008, Delaware Minnesota High-Yield Municipal Bond Fund returned +2.35% for Class A shares at net asset value and -2.26% at maximum offer price (both figures reflect all distributions reinvested). During the same period, the Fund’s benchmark, the Lehman Brothers Municipal Bond Index, returned +4.48%. For the complete, annualized performance of Delaware Minnesota High-Yield Municipal Bond Fund, please see the table on page 14.

What affected Fund performance?

We employed tactical shifts in the Fund’s asset allocation throughout the year to adapt to ongoing difficult conditions within the municipal bond markets. For example, we reduced by 17% the Fund’s exposure to securities on the longer end of the yield curve — 20 or more years to maturity. To a large extent, we replaced these holdings with shorter maturity bonds — typically those in the 4- to 10-year range.

Portfolio management review
Delaware Minnesota Municipal Bond Funds

We increased our holdings in high investment grade bonds (AA and AAA) by 10%. These additions were largely in the intermediate range. An example of this type of purchase is a Minnesota Public Facilities Authority Water Pollution bond rated AAA/AAA by Moody’s and due in 2018.

On a sector basis, our healthcare holdings were reduced by 10% as a result of net sales and refinancing. We increased our position in water and sewer bonds by more than 4%. An example of this type of bond is the Minnesota Clean Water Revenue bond discussed in the previous paragraph. Our position in prerefunded bonds also increased by 3.5% as a result of refinancing.

The portfolio’s top performers were bonds that were refinanced during the year. One example is a Duluth healthcare bond due in 2033, that went from being an A-rated bond, secured by healthcare system revenues, to a bond due to be retired on its first call date (2014) and secured by escrowed U.S. government securities.

Underperformers included housing bonds on the longer end of the yield curve. Despite their AA rating, they were negatively impacted by the Housing and Economic Recovery Act of 2008 bill, which prompted greater issuance of housing bonds, thereby lowering bond prices. The bill also allowed for new housing bonds that were not subject to the alternative minimum tax (AMT). This had a further negative effect on the existing supply of housing bonds, which are subject to the AMT. A position of Minnesota Housing Finance Authority bond rated AA1/AA+ due in 2037 is an example.

Other under-performers included longer maturity bonds with lower credit ratings. For example, a nonrated St. Paul (Minnesota) Housing and Redevelopment Authority for a continuing care retirement community (CCRC) bond due in 2043 was one of the Fund’s weaker performers for the year.

Fund basics
Delaware Tax-Free Minnesota Fund			As of Aug. 31, 2008
Fund objective:	The Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.
Total Fund net assets:	$614 million
Number of holdings:	197
Fund start date:	Feb. 27, 1984
	Nasdaq symbols	CUSIPs
Class A	DEFFX	928918101
Class B	DMOBX	928928696
Class C	DMOCX	928918408

Fund basics
Delaware Tax-Free Minnesota Intermediate Fund			As of Aug. 31, 2008
Fund objective:	The Fund seeks to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the Minnesota state personal income tax, but maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.
Total Fund net assets:	$66 million
Number of holdings:	62
Fund start date:	Oct. 27, 1985
	Nasdaq symbols	CUSIPs
Class A	DXCCX	928930106
Class B	DVSBX	928928399
Class C	DVSCX	928930205

Delaware Minnesota High-Yield Bond Fund			As of Aug. 31, 2008
Fund objective:	The Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.
Total Fund net assets:	$152 million
Number of holdings:	129
Fund start date:	June 4, 1996
	Nasdaq symbols	CUSIPs
Class A	DVMHX	928928316
Class B	DVMYX	928928290
Class C	DVMMX	928928282

Performance summaries
Delaware Tax-Free Minnesota Fund	Aug. 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Minnesota Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. Feb. 27, 1984)
Excluding sales charge	+3.77%	+4.37%	+4.33%	+7.05%
Including sales charge	-0.88%	+3.41%	+3.85%	+6.85%
Class B (Est. March 11, 1995)
Excluding sales charge	+2.99%	+3.59%	+3.69%	+4.83%
Including sales charge	-0.99%	+3.33%	+3.69%	+4.83%
Class C (Est. May 4, 1994)
Excluding sales charge	+3.06%	+3.60%	+3.56%	+4.49%
Including sales charge	+2.07%	+3.60%	+3.56%	+4.49%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on page 10. The current expenses for each class are listed on the chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The performance table on the previous page and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse certain expenses and/or waive its management fees from Jan. 1, 2008, through Dec. 31, 2008. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses
(without fee waivers)	1.24%	1.99%	1.99%
Net expense ratio
(including fee waivers, if any)*	1.22%	1.97%	1.97%
* The applicable fee waivers are discussed on pages 8 and 9.

Performance summaries
Delaware Tax-Free Minnesota Fund

Performance of a $10,000 investment
Average annual returns from Aug. 31, 1998, through Aug. 31, 2008

For period beginning Aug. 31, 1998, through Aug. 31, 2008	Starting value	Ending value
Lehman Brothers Municipal Bond Index	$10,000	$16,096
Delaware Tax-Free Minnesota Fund — Class A shares	$9,550	$14,576

The chart assumes $10,000 invested in the Fund on Aug. 31, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please see pages 8 and 9 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1998. The Lehman Brothers Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Delaware Tax-Free Minnesota Intermediate Fund	Aug. 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Minnesota Intermediate Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. Oct. 27, 1985)
Excluding sales charge	+5.00%	+4.20%	+4.09%	+5.25%
Including sales charge	+2.11%	+3.62%	+3.79%	+5.12%
Class B (Est. Aug. 15, 1995)
Excluding sales charge	+4.10%	+3.33%	+3.65%	+4.12%
Including sales charge	+2.10%	+3.33%	+3.65%	+4.12%
Class C (Est. May 4, 1994)
Excluding sales charge	+4.10%	+3.33%	+3.21%	+3.72%
Including sales charge	+3.10%	+3.33%	+3.21%	+3.72%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 investment chart on page 13. The current expenses for each class are listed on the chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 2.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets, but such a fee is currently subject to a contractual cap of 0.15% of average daily net assets through Dec. 31, 2008.

Performance summaries
Delaware Tax-Free Minnesota Intermediate Fund

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Class B shares have a contingent deferred sales charge that declines from 2.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after five years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The performance table on the previous page and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse certain expenses and/or waive its management fees from Jan. 1, 2008, through Dec. 31, 2008. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses
(without fee waivers)	0.99%	1.74%	1.74%
Net expense ratio
(including fee waivers, if any)*	0.75%	1.60%	1.60%
* The applicable fee waivers are discussed on pages 11 and 12.

Performance of a $10,000 investment
Average annual returns from Aug. 31, 1998, through Aug. 31, 2008

For period beginning Aug. 31, 1998, through Aug. 31, 2008	Starting value	Ending value
Lehman Brothers Municipal Bond 3-15 Year Index	$10,000	$16,082
Delaware Tax-Free Minnesota Intermediate Fund — Class A shares	$9,725	$14,511

The chart assumes $10,000 invested in the Fund on Aug. 31, 1998, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Please see pages 11 and 12 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers 3-15 Year Municipal Bond Index as of Aug. 31, 1998. The Lehman Brothers Municipal Bond 3-15 Year Index measures the total return performance of investment grade, U.S. tax-exempt bonds with maturities from 2 up to (but not including) 17 years.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance summaries
Delaware Minnesota High-Yield Municipal Bond Fund	Aug. 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Minnesota High-Yield Municipal Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. June 4, 1996)
Excluding sales charge	+2.35%	+4.68%	+4.40%	+5.39%
Including sales charge	-2.26%	+3.71%	+3.92%	+4.99%
Class B (Est. June 12, 1996)
Excluding sales charge	+1.58%	+3.87%	+3.77%	+5.07%
Including sales charge	-2.35%	+3.61%	+3.77%	+5.07%
Class C (Est. June 7, 1996)
Excluding sales charge	+1.58%	+3.89%	+3.63%	+4.62%
Including sales charge	+0.60%	+3.89%	+3.63%	+4.62%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 investment chart on page 16. The current expenses for each class are listed on the chart on page 15. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The performance table on the previous page and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

High yielding noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse certain expenses and/or waive its management fees from Jan. 1, 2008, through Dec. 31, 2008. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses
(without fee waivers)	1.00%	1.75%	1.75%
Net expense ratio
(including fee waivers, if any)*	0.90%	1.65%	1.65%
* The applicable fee waivers are discussed on pages 14 and 15.

Performance summaries
Delaware Minnesota High-Yield Municipal Bond Fund

Performance of a $10,000 investment
Average annual returns from Aug. 31, 1998, through Aug. 31, 2008

For period beginning Aug. 31, 1998, through Aug. 31, 2008	Starting value	Ending value
Lehman Brothers Municipal Bond Index	$10,000	$16,096
Delaware Minnesota High-Yield Municipal Bond Fund — Class A shares	$9,550	$14,682

The chart assumes $10,000 invested in the Fund on Aug. 31, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please see pages 14 and 15 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1998. The Lehman Brothers Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Disclosure of Fund expenses
For the period March 1, 2008 to August 31, 2008

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008 to August 31, 2008.

Actual expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Delaware Tax-Free Minnesota Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/08	8/31/08	Expense Ratio	3/1/08 to 8/31/08
Actual Fund return
Class A	$1,000.00	$1,045.20	1.11%	$5.71
Class B	1,000.00	1,041.20	1.86%	9.54
Class C	1,000.00	1,041.10	1.86%	9.54
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.56	1.11%	$5.63
Class B	1,000.00	1,015.79	1.86%	9.42
Class C	1,000.00	1,015.79	1.86%	9.42

The expenses in the table above includes interest and related expenses which include, but are not limited to interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floaters programs.

See Notes 1 and 7 in “Notes to financial statements.”

Delaware Tax-Free Minnesota Intermediate Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/08	8/31/08	Expense Ratio	3/1/08 to 8/31/08
Actual Fund return
Class A	$1,000.00	$1,036.30	0.75%	$3.84
Class B	1,000.00	1,031.80	1.60%	8.17
Class C	1,000.00	1,031.80	1.60%	8.17
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.37	0.75%	$3.81
Class B	1,000.00	1,017.09	1.60%	8.11
Class C	1,000.00	1,017.09	1.60%	8.11

Disclosure of Fund expenses

Delaware Minnesota High-Yield Municipal Bond Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/08	8/31/08	Expense Ratio	3/1/08 to 8/31/08
Actual Fund return
Class A	$1,000.00	$1,054.60	0.89%	$4.60
Class B	1,000.00	1,050.60	1.64%	8.45
Class C	1,000.00	1,050.50	1.64%	8.45
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.66	0.89%	$4.52
Class B	1,000.00	1,016.89	1.64%	8.31
Class C	1,000.00	1,016.89	1.64%	8.31

Sector allocations and credit quality breakdowns
As of August 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Tax-Free Minnesota Fund

Sector	Percentage of net assets
Municipal Bonds	101.34%
Corporate-Backed Revenue Bonds	3.98%
Education Revenue Bonds	7.57%
Electric Revenue Bonds	8.08%
Escrowed to Maturity Bonds	5.98%
Health Care Revenue Bonds	12.15%
Housing Revenue Bonds	6.15%
Lease Revenue Bonds	3.41%
Local General Obligation Bonds	21.76%
Pre-Refunded Bonds	21.64%
Special Tax Revenue Bonds	2.55%
State General Obligation Bonds	5.31%
Transportation Revenue Bonds	1.10%
Water & Sewer Revenue Bonds	1.66%
Short-Term Investments	0.35%
Money Market Instrument	0.12%
Variable Rate Demand Notes	0.23%
Total Value of Securities	101.69%
Liabilities Net of Receivables and Other Assets	(1.69%)
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)
AAA	39.06%
AA	26.11%
A	16.52%
BBB	10.51%
BB	1.03%
Not Rated	6.77%
Total	100.00%

Sector allocations and credit quality breakdowns

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Tax-Free Minnesota Intermediate Fund

Sector	Percentage of net assets
Municipal Bonds	96.32%
Corporate-Backed Revenue Bonds	2.57%
Education Revenue Bonds	9.08%
Electric Revenue Bonds	3.49%
Escrowed to Maturity Bond	1.74%
Health Care Revenue Bonds	12.24%
Housing Revenue Bonds	7.28%
Lease Revenue Bonds	2.84%
Local General Obligation Bonds	26.00%
Pre-Refunded Bonds	10.40%
Special Tax Revenue Bonds	5.63%
State General Obligation Bonds	8.56%
Transportation Revenue Bonds	1.97%
Water & Sewer Revenue Bonds	4.52%
Short-Term Investments	3.87%
Money Market Instrument	1.76%
Variable Rate Demand Note	2.11%
Total Value of Securities	100.19%
Liabilities Net of Receivables and Other Assets	(0.19%)
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)
AAA	40.09%
AA	27.71%
A	14.04%
BBB	10.68%
Not Rated	7.48%
Total	100.00%

Delaware Minnesota High-Yield Municipal Bond Fund

Sector	Percentage of net assets
Municipal Bonds	96.22%
Corporate-Backed Revenue Bonds	3.14%
Education Revenue Bonds	7.80%
Electric Revenue Bonds	6.85%
Health Care Revenue Bonds	25.98%
Housing Revenue Bonds	12.81%
Lease Revenue Bonds	1.76%
Local General Obligation Bonds	10.32%
Pre-Refunded Bonds	11.97%
Special Tax Revenue Bonds	5.35%
State General Obligation Bonds	4.78%
Transportation Revenue Bond	1.32%
Water & Sewer Revenue Bonds	4.14%
Short-Term Investments	4.92%
Money Market Instrument	1.69%
Variable Rate Demand Notes	3.23%
Total Value of Securities	101.14%
Liabilities Net of Receivables and Other Assets	(1.14%)
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)
AAA	21.49%
AA	21.72%
A	23.41%
BBB	15.12%
BB	1.09%
Not Rated	17.17%
Total	100.00%

Statements of net assets
Delaware Tax-Free Minnesota Fund	August 31, 2008

	Principal amount	Value
Municipal Bonds – 101.34%
Corporate-Backed Revenue Bonds – 3.98%
Cloquet Pollution Control Revenue Refunding
(Potlatch Project) 5.90% 10/1/26	$6,500,000	$6,184,230
Laurentian Energy Authority I Cogeneration Revenue
Series A 5.00% 12/1/21	8,000,000	7,430,480
Sartell Environmental Improvement Revenue Refunding
(International Paper) Series A 5.20% 6/1/27	7,265,000	6,307,836
Seaway Port Authority of Duluth Industrial
Development Dock & Wharf Revenues Refunding
(Cargill Project) Series E 6.125% 11/1/14	4,500,000	4,513,905
		24,436,451
Education Revenue Bonds – 7.57%
Minnesota Higher Education Facilities Authority
Revenue (Augsburg College)
Series 6-C 5.00% 5/1/20	1,250,000	1,217,575
Series 6-J1 5.00% 5/1/36	2,225,000	1,986,614
Minnesota State Colleges & Universities Revenue Fund
Series A
5.00% 10/1/22 (FSA)	5,135,000	5,297,985
5.00% 10/1/28	8,900,000	9,220,755
5.00% 10/1/29 (MBIA)	5,665,000	5,790,197
Minnesota State Higher Education Facilities Authority
Revenue (St. Catherine College) Series 5-N1
5.00% 10/1/18	2,200,000	2,191,288
5.25% 10/1/22	1,500,000	1,473,570
5.375% 10/1/32	1,000,000	958,910
St. Cloud Housing & Redevelopment Authority Revenue
(State University Foundation Project) 5.00% 5/1/23	2,000,000	2,042,200
University of Minnesota
&[1]5.50% 7/1/21	10,500,000	11,875,920
&[2]5.75% 7/1/18	3,840,000	4,465,114
		46,520,128
Electric Revenue Bonds – 8.08%
Chaska Electric Revenue Refunding
(Generating Facilities) Series A 5.00% 10/1/30	3,000,000	2,972,160
Minnesota State Municipal Power Agency Electric Revenue
5.00% 10/1/35	3,000,000	2,892,090
Series A 5.00% 10/1/34	6,250,000	6,029,063
Series A 5.125% 10/1/29	3,000,000	3,008,400

	Principal amount	Value
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Northern Municipal Power Agency Electric System Revenue
^Capital Appreciation Series A 5.85% 1/1/09 (AMBAC)	$3,815,000	$3,784,213
Refunding Series B 4.75% 1/1/20 (AMBAC)	2,500,000	2,512,900
Series 32 5.25% 1/1/13 (FSA)	8,000,000	8,225,600
Puerto Rico Electric Power Authority Power Revenue
Refunding Series GG 4.75% 7/1/21 (FSA)	1,000,000	1,006,320
Shakopee Public Utilities Commission Revenue
5.125% 2/1/26-09 (MBIA)	2,850,000	2,887,592
Southern Minnesota Municipal Power Agency Supply
System Revenue
&[3]5.25% 1/1/14 (AMBAC)	4,000,000	4,344,100
&[4]5.25% 1/1/15 (AMBAC)	5,900,000	6,436,605
^Capital Appreciation 4.44% 1/1/25 (MBIA)	5,000,000	2,252,650
Series A 5.25% 1/1/15 (AMBAC)	3,000,000	3,272,850
		49,624,543
Escrowed to Maturity Bonds – 5.98%
Dakota - Washington Counties Housing &
Redevelopment Authority Single Family
Residential Mortgage Revenue
8.15% 9/1/16 (MBIA) (GNMA)	405,000	516,837
(Anoka) 8.45% 9/1/19 (GNMA) (AMT)	9,000,000	12,032,910
(Bloomington Mortgage) Refunding Series B
8.375% 9/1/21 (GNMA) (FHA) (VA) (AMT)	14,115,000	18,961,384
Southern Minnesota Municipal Power Agency Supply
System Revenue Refunding Series B
5.50% 1/1/15 (AMBAC)	990,000	1,045,569
University of Minnesota Series A 5.50% 7/1/21	2,000,000	2,262,040
Western Minnesota Municipal Power Agency Supply
Revenue Series A
6.60% 1/1/10	900,000	932,535
9.75% 1/1/16 (MBIA)	715,000	982,625
		36,733,900
Health Care Revenue Bonds – 12.15%
Aitkin Health Care Facilities Revenue Refunding
(Riverwood Health Care Center) 5.60% 2/1/32	1,500,000	1,383,420
Apple Valley Economic Development Authority Health
Care Revenue (Augustana Home St. Paul Project)
Series A 6.00% 1/1/40	2,700,000	2,598,480

Statements of net assets
Delaware Tax-Free Minnesota Fund

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Bemidji Health Care Facilities First Mortgage Revenue
(North Country Health Services)
5.00% 9/1/24 (RADIAN)	$740,000	$727,205
Bloomington Housing & Redevelopment Authority
Revenue (Senior Summerhouse Bloomington)
6.125% 5/1/35	3,420,000	3,421,129
Breckenridge Catholic Health Initiatives
Series A 5.00% 5/1/30	2,500,000	2,448,000
Maple Grove Health Care Facilities Revenue
(North Memorial Health Care) 5.00% 9/1/29	1,000,000	950,470
Maple Grove Health Care System Revenue
(Maple Grove Hospital) 5.25% 5/1/37	4,000,000	3,746,920
Minneapolis Health Care Facility Revenue
(Jones-Harrison Residence Project) 5.60% 10/1/30	1,550,000	1,370,185
Minneapolis Health Care System Revenue
(Fairview Health Services) Series D
5.00% 11/15/30 (AMBAC)	2,500,000	2,434,400
5.00% 11/15/34 (AMBAC)	10,750,000	10,354,077
Minneapolis - St. Paul Housing & Redevelopment
Authority Health Care System Revenue
(Health Partners Obligation Group Project)
5.625% 12/1/22	650,000	648,421
5.875% 12/1/29	1,000,000	996,050
Minnesota Agricultural & Economic Development
Board Revenue
(Benedictine Health Systems) 5.75% 2/1/29	1,895,000	1,722,536
(Fairview Health Care System)
Un-Refunded Balance Series A
5.75% 11/15/26 (MBIA)	180,000	183,886
6.375% 11/15/29	15,000	15,476
Northfield Hospital Revenue 5.375% 11/1/26	3,785,000	3,602,601
Shakopee Health Care Facilities Revenue (St. Francis
Regional Medical Center)
5.10% 9/1/25	2,000,000	1,890,600
5.25% 9/1/34	7,000,000	6,355,720
Sherburne County Health Care Facilities Revenue
(Guardian Angels Health Services) 5.55% 10/1/36	1,500,000	1,300,635

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
St. Louis Park Health Care Facilities Revenue Refunding
(Park Nicollet Health Services)
Series C 5.50% 7/1/23	$3,000,000	$3,016,740
St. Paul Housing & Redevelopment Authority Health
Care Facilities Revenue
(Allina Health System) Series A 5.00% 11/15/18 (MBIA)	5,720,000	6,010,862
(Health Partners Obligation Group Project)
5.25% 5/15/36	7,900,000	7,064,574
St. Paul Housing & Redevelopment Authority Hospital
Revenue (Health East Project)
6.00% 11/15/35	4,340,000	4,245,605
Series A 5.70% 11/1/15	1,300,000	1,305,980
St. Paul Housing & Redevelopment Authority
Multifamily Housing Revenue Refunding
(Marion Center Project) Series A
5.30% 11/1/30	500,000	421,480
5.375% 5/1/43	500,000	405,480
Stillwater Health Care Revenue (Health System
Obligation Group) 5.00% 6/1/35	1,000,000	908,220
Washington County Housing & Redevelopment
Authority Revenue (Health East Project)
5.50% 11/15/27	1,000,000	933,080
Willmar (Rice Memorial Hospital Project)
5.00% 2/1/22 (FSA)	1,000,000	1,040,710
5.00% 2/1/25 (FSA)	1,000,000	1,027,070
Woodbury Economic Development Authority Housing
Revenue (Senior Summerhouse Woodbury Project)
Series B 5.75% 6/1/41	2,250,000	2,057,400
		74,587,412
Housing Revenue Bonds – 6.15%
Brooklyn Center Multifamily Housing Revenue
Refunding (Shingle Creek)
5.40% 5/20/43 (GNMA) (AMT)	1,000,000	902,030
Dakota County Housing & Redevelopment Authority
Single Family Mortgage Revenue 5.85% 10/1/30
(GNMA) (FNMA) (AMT)	134,000	131,969
@Hutchinson Multifamily Housing Revenue (Evergreen
Apartments Project) 5.75% 11/1/28 (HUD Section 8)	805,000	718,124

Statements of net assets
Delaware Tax-Free Minnesota Fund

	Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Minneapolis Multifamily Housing Revenue
(Bottineau Commons Project)
5.45% 4/20/43 (GNMA) (AMT)	$1,500,000	$1,384,200
(Grant Street Apartments Project)
Refunding Series A 7.25% 11/1/29	750,000	767,085
(Seward Towers Project) 5.00% 5/20/36 (GNMA)	8,000,000	7,564,001
(Sumner Field) Series A 5.50% 11/20/26 (GNMA) (AMT)	935,000	918,039
(Trinity Apartments) Refunding Series A
6.75% 5/1/21 (HUD Section 8)	1,645,000	1,682,358
Minnesota Housing Finance Agency Rental Housing
Revenue Series C-2 5.95% 2/1/15 (AMBAC)	1,495,000	1,497,048
Minnesota Housing Finance Agency
Residential Housing
Series A 5.30% 7/1/19	495,000	505,558
Series B-1 5.35% 1/1/33 (AMT)	2,945,000	2,704,894
Series D 4.80% 7/1/38 (AMT)	2,500,000	2,073,500
Series I 4.85% 7/1/38 (AMT)	2,000,000	1,687,060
Series I 5.15% 7/1/38 (AMT)	5,545,000	4,897,067
Series M 4.875% 7/1/37 (AMT)	4,500,000	3,793,095
Single Family Mortgage Series J 5.90% 7/1/28 (AMT)	425,000	425,578
@Park Rapids Multifamily Revenue (The Court
Apartments Project) 6.30% 2/1/20 (HUD Section 8)	2,695,000	2,603,666
@St. Cloud Housing & Redevelopment Authority
Multifamily Housing Revenue (Sterling Heights
Apartments Project) 7.55% 4/1/39 (AMT)	1,000,000	987,560
@Washington County Housing & Redevelopment
Authority Governmental Revenue Refunding
(Briar Pond Project) Series C 7.25% 8/20/34	935,000	850,728
White Bear Lake Multifamily Revenue Refunding
(Lake Square) Series A 5.875% 2/1/15 (FHA)	850,000	855,899
Willmar Housing & Redevelopment Authority
Multifamily Housing Revenue (Highland Apartments)
5.85% 6/1/19 (HUD Section 8)	835,000	834,908
		37,784,367
Lease Revenue Bonds – 3.41%
Minneapolis Special School District #001 Series A
5.00% 2/1/18 (FSA)	1,545,000	1,612,238
5.00% 2/1/19 (FSA)	1,535,000	1,601,803
5.00% 2/1/20 (FSA)	1,690,000	1,763,549

	Principal amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Un-Refunded Balance Series D 5.25% 7/1/36	$1,070,000	$1,059,107
St. Paul Port Authority Lease Revenue
(Cedar Street Office Building Project)
5.00% 12/1/22	2,500,000	2,602,750
5.25% 12/1/27	3,840,000	3,923,290
Series 3-12 5.125% 12/1/27	3,000,000	3,061,350
(Robert Street Office Building Project)
Series 3-11 4.75% 12/1/23	2,000,000	2,023,040
Series 3-11 5.00% 12/1/27	2,500,000	2,551,900
Series 9 5.25% 12/1/27	725,000	743,821
		20,942,848
Local General Obligation Bonds – 21.76%
Big Lake Independent School District #727 Series A
5.00% 2/1/17 (FSA)	1,040,000	1,079,437
5.00% 2/1/20 (FSA)	1,000,000	1,037,920
Bloomington Independent School District #271
Series B 5.00% 2/1/17	5,300,000	5,500,976
Centennial Independent School District #012
Series A 5.00% 2/1/18 (FSA)	1,270,000	1,352,258
Dakota County Capital Improvement
Series A 4.75% 2/1/26	1,000,000	1,009,530
Dakota County Community Development Agency
(Senior Housing Facilities) 5.00% 1/1/21	1,275,000	1,306,799
Farmington Independent School District #192 Series B
5.00% 2/1/27 (FSA)	10,705,000	11,024,330
^Capital Appreciation
5.34% 2/1/21 (FSA)	1,500,000	830,340
5.424% 2/1/20 (FSA)	1,650,000	963,369
Hennepin County Regional Railroad Authority
5.00% 12/1/31	4,030,000	4,051,883
Lakeville Independent School District #194
^Capital Appreciation Series B 5.45% 2/1/19 (FSA)	8,000,000	4,737,200
Series A 4.75% 2/1/22 (FSA)	7,850,000	8,031,885
^ Mahtomedi Independent School District #832 Capital
Appreciation Series B 5.90% 2/1/14 (MBIA)	1,540,000	1,264,047

Statements of net assets
Delaware Tax-Free Minnesota Fund

		Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
	Metropolitan Council Minneapolis - St. Paul
	Metropolitan Area Waste Water Treatment
	Series B 5.00% 12/1/21	$1,200,000	$1,261,008
	Series C 5.00% 3/1/16	1,690,000	1,882,829
	Series C 5.00% 3/1/28	5,000,000	5,180,750
	Minneapolis Library 5.00% 12/1/25	1,500,000	1,549,050
	Morris Independent School District #769 Building
	5.00% 2/1/24 (MBIA)	4,875,000	5,247,158
	Mounds View Independent School District #621
	Series A 5.375% 2/1/24 (FGIC)	6,170,000	6,571,235
	Mounds View Independent School District #621
	Series A 5.00% 2/1/20 (MBIA)	2,970,000	3,053,012
	New Brighton Tax Increment Series A
	5.00% 2/1/26 (MBIA)	1,185,000	1,228,632
	5.00% 2/1/27 (MBIA)	1,000,000	1,033,280
	5.00% 2/1/28 (MBIA)	1,000,000	1,030,450
	Osseo Independent School District #279
	Series A 5.00% 2/1/21 (FSA)	3,570,000	3,706,731
	Prior Lake Independent School District #719
	Series B 5.00% 2/1/19 (FSA)	3,145,000	3,322,944
	Ramsey County State Aid Series C 5.00% 2/1/28	1,060,000	1,085,270
	Robbinsdale Independent School District #281
	5.00% 2/1/21 (FSA)	1,310,000	1,360,173
	Rockford Independent School District #883
	5.60% 2/1/21 (FSA)	3,210,000	3,358,527
	5.625% 2/1/23 (FSA)	7,020,000	7,347,272
^	Rosemount Independent School District #196
	Capital Appreciation Series B
	5.80% 4/1/09 (FSA)	1,860,000	1,837,680
	5.85% 4/1/10 (FSA)	2,240,000	2,155,664
	5.931% 4/1/11 (FSA)	2,600,000	2,412,618
	5.961% 4/1/12 (FSA)	1,850,000	1,650,200
	6.008% 4/1/13 (FSA)	1,915,000	1,640,504
^	Sartell Independent School District #748
	Capital Appreciation Refunding Series B
	5.976% 2/1/13 (MBIA)	540,000	467,089
	6.10% 2/1/15 (MBIA)	1,075,000	848,734
	6.15% 2/1/16 (MBIA)	1,750,000	1,313,533

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
^ Sauk Rapids Independent School District #047 Series B
5.983% 2/1/15 (FSA)	$2,700,000	$1,998,567
6.083% 2/1/17 (FSA)	2,245,000	1,470,722
South Washington County Independent School
District #833 Series A 5.60% 2/1/20 (MBIA)	6,880,000	7,218,152
South Washington County Independent School
District #833 Series A
4.75% 2/1/25	2,500,000	2,557,125
4.75% 2/1/26	3,600,000	3,657,312
4.75% 2/1/27	2,300,000	2,326,059
St. Michael Independent School District #885
5.00% 2/1/20 (FSA)	1,970,000	2,097,597
5.00% 2/1/27 (FSA)	3,435,000	3,657,485
St. Peter’s Hospital Series A 5.00% 9/1/24 (MBIA)	1,905,000	1,945,519
Todd Morrison Cass & Wadena Counties United
Hospital District (Health Care Facilities-Lakewood)
5.00% 12/1/21	2,000,000	2,014,800
5.00% 12/1/34	1,000,000	961,760
5.125% 12/1/24	1,000,000	1,007,690
		133,647,105
§Pre-Refunded Bonds – 21.64%
Chaska Electric Revenue Series A 6.00% 10/1/25-10	1,000,000	1,073,000
Duluth Economic Development Authority
Health Care Facilities Revenue
(Benedictine Health System-St. Mary’s Hospital)
5.25% 2/15/28-14	8,500,000	9,421,910
5.25% 2/15/33-14	10,000,000	11,084,600
5.50% 2/15/23-14	1,000,000	1,115,080
Hopkins Housing & Redevelopment Authority (Public
Works & Fire Station) Series A 5.00% 2/1/23-13 (MBIA)	1,210,000	1,321,296
Marshall Medical Center Gross Revenue (Weiner
Memorial Medical Center Project) 6.00% 11/1/28-09	1,000,000	1,043,270
Minneapolis Community Development Agency
Series G-3 5.45% 12/1/31-11	2,000,000	2,170,740
Minneapolis Health Care System Revenue
(Allina Health Systems) Series A 5.75% 11/15/32-12	17,300,000	19,275,313
(Fairview Health Services) Series A 5.625% 5/15/32-12	16,925,000	18,751,038

Statements of net assets
Delaware Tax-Free Minnesota Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Minneapolis - St. Paul Metropolitan Airports
Commission Revenue
Series A
5.125% 1/1/25-09 (FGIC)	$100,000	$102,093
5.25% 1/1/32-11 (FGIC)	5,000,000	5,342,700
Series C
5.125% 1/1/20-11 (FGIC)	2,000,000	2,131,420
5.25% 1/1/32-11 (FGIC)	8,845,000	9,451,236
5.50% 1/1/17-11 (FGIC)	2,500,000	2,670,150
Minneapolis Tax Increment Revenue
Series E 5.00% 3/1/13-09	6,265,000	6,372,257
Minnesota Agricultural & Economic Development
Revenue (Fairview Health Care System)
Series A 6.375% 11/15/29-10	485,000	532,292
Minnesota Public Facilities Authority Water Pollution
Control Revenue
Series A 5.00% 3/1/20-10	3,000,000	3,132,180
Series B 4.75% 3/1/19-09	2,000,000	2,031,640
Puerto Rico Commonwealth
Series A 5.00% 7/1/33-13	500,000	551,460
5.00% 7/1/34 -14	2,830,000	3,147,809
Series B 5.00% 7/1/35-16	925,000	1,035,843
Puerto Rico Public Buildings Authority Guaranteed
Government Facilities Revenue Series D
5.25% 7/1/36-12	2,930,000	3,161,177
Rochester Electric Utilities Revenue 5.25% 12/1/30-10	4,915,000	5,237,916
Rochester Multifamily Housing Revenue (Wedum
Shorewood Campus Project) 6.60% 6/1/36-09	3,890,000	4,096,442
Southern Minnesota Municipal Power Agency Supply
Revenue Series A
5.75% 1/1/18-13	3,790,000	4,090,471
5.75% 1/1/18-13 (AMBAC)	670,000	723,118
5.75% 1/1/18-13 (MBIA)	1,000,000	1,079,280
St. Louis Park Health Care Facilities Revenue
(Park Nicollet Health Services) Series B
5.25% 7/1/30-14	9,420,000	10,485,685
5.50% 7/1/25-14	2,000,000	2,252,780
		132,884,196

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds – 2.55%
Hennepin County Sales Revenue (Second Lien -
Ballpark Project) Series B
5.00% 12/15/19	$2,100,000	$2,280,411
5.00% 12/15/24	1,150,000	1,208,374
^ Minneapolis Community Development Agency Tax
Increment Revenue Capital Appreciation
6.674% 9/1/09 (MBIA)	5,750,000	5,625,225
Minneapolis Tax Increment Revenue Refunding
(St. Anthony Falls Project) 5.75% 2/1/27	1,000,000	933,780
Puerto Rico Commonwealth Infrastructure Financing
Authority Special Tax Revenue Series B
5.00% 7/1/46	4,000,000	3,829,720
Virgin Islands Public Finance Authority Revenue (Senior
Lien Matching Fund Loan) Series A 5.25% 10/1/22	1,785,000	1,762,188
		15,639,698
State General Obligation Bonds – 5.31%
Minnesota State
5.00% 10/1/15	5,000,000	5,578,400
5.00% 11/1/20 (FSA)	13,675,000	14,241,008
5.00% 8/1/21	2,400,000	2,493,312
Puerto Rico Commonwealth Public Improvement
Refunding Series A
5.50% 7/1/17	4,070,000	4,259,540
5.50% 7/1/18	1,240,000	1,288,124
5.50% 7/1/19 (MBIA)	1,500,000	1,563,975
Un-Refunded Balance Series A 5.00% 7/1/34	1,670,000	1,602,081
Un-Refunded Balance Series B 5.00% 7/1/35	575,000	551,201
Puerto Rico Government Development Bank Senior Notes
Series B 5.00% 12/1/14	1,000,000	1,028,360
		32,606,001
Transportation Revenue Bonds – 1.10%
Minneapolis - St. Paul Metropolitan Airports
Commission Revenue Series A
5.00% 1/1/15 (AMT)	3,095,000	3,158,788
5.00% 1/1/22 (MBIA)	2,000,000	2,025,520
5.25% 1/1/16 (MBIA)	1,460,000	1,542,080
		6,726,388

Statements of net assets
Delaware Tax-Free Minnesota Fund

	Principal amount	Value
Municipal Bonds (continued)
Water & Sewer Revenue Bonds – 1.66%
&[5]Minnesota Public Facilities Authority II Water Pollution
Control Revenue 5.25% 3/1/18	$10,000,000	$10,183,250
		10,183,250
Total Municipal Bonds (cost $609,742,343)		622,316,287

	Number of shares
Short-Term Investments – 0.35%
Money Market Instrument – 0.12%
Federated Minnesota Municipal Cash Trust	718,432	718,432
		718,432

	Principal amount
•Variable Rate Demand Notes – 0.23%
University of Minnesota Series A 1.93% 1/1/34	$1,300,000	1,300,000
University of Minnesota Series C 1.93% 12/1/36	155,000	155,000
		1,455,000
Total Short-Term Investments (cost $2,173,432)		2,173,432

Total Value of Securities – 101.69%
(cost $611,915,775)		624,489,719
Liabilities Net of Receivables and
Other Assets* – (1.69%)		(10,398,022)
Net Assets Applicable to 50,665,752
Shares Outstanding – 100.00%		$614,091,697

Net Asset Value – Delaware Tax-Free Minnesota Fund
Class A ($574,913,916 / 47,440,878 Shares)		$12.12
Net Asset Value – Delaware Tax-Free Minnesota Fund
Class B ($11,593,370 / 955,943 Shares)		$12.13
Net Asset Value – Delaware Tax-Free Minnesota Fund
Class C ($27,584,411 / 2,268,931 Shares)		$12.16

Components of Net Assets at August 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$599,619,054
Distributions in excess of net investment income	(22,417)
Accumulated net realized gain on investments	1,921,116
Net unrealized appreciation of investments	12,573,944
Total net assets	$614,091,697

^	Zero coupon security. The rate shown is the yield at the time of purchase.
•	Variable rate security. The rate shown is the rate as of August 31, 2008.
§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 11 in “Notes to financial statements.”
@	Illiquid security. At August 31, 2008 the aggregate amount of illiquid securities was $5,160,078, which represented 0.84% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
*	Includes $17,120,000 in liability for Inverse Floater programs. See Note 7 in “Notes to financial statements.”
&[1]	Security held in a trust in connection with the Inverse Floater security $5,250,000, 9.123%, 7/1/21.
&[2]	Security held in a trust in connection with the Inverse Floater security $1,920,000, 9.632%, 7/1/18.
&[3]	Security held in a trust in connection with the Inverse Floater security $2,000,000, 7.505%, 1/1/14.
&[4]	Security held in a trust in connection with the Inverse Floater security $2,950,000, 7.505%, 1/1/15.
&[5]	Security held in a trust in connection with the Inverse Floater security $5,000,000, 8.615%, 3/1/18.

For additional information on the Inverse Floater programs, see Note 7 in “Notes to financial statements.”

Statements of net assets
Delaware Tax-Free Minnesota Fund

Summary of abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Authority
FNMA — Insured by Federal National Mortgage Association
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
HUD — Housing and Urban Development
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance
VA — Insured by the Veterans Administration

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Minnesota Fund
Net asset value Class A (A)	$12.12
Sales charge (4.50% of offering price) (B)	0.57
Offering price	$12.69

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Delaware Tax-Free Minnesota Intermediate Fund	August 31, 2008

	Principal amount	Value
Municipal Bonds – 96.32%
Corporate-Backed Revenue Bonds – 2.57%
Laurentian Energy Authority I Cogeneration Revenue
Series A 5.00% 12/1/21	$750,000	$696,608
Minneapolis Community Development Agency
(Limited Tax Common Bond Fund)
Series 4 6.20% 6/1/17 (AMT)	1,005,000	1,010,025
		1,706,633
Education Revenue Bonds – 9.08%
Minnesota Colleges & Universities Revenue Fund
Series A 5.00% 10/1/28	2,000,000	2,072,080
Minnesota Higher Education Facilities Authority Revenue
(Macalester College) Series 6-P 4.25% 3/1/27	750,000	707,610
(University of St. Thomas) Series 5-Y 5.25% 10/1/19	1,590,000	1,654,554
(St. Johns University) Series 6-U
4.40% 10/1/21	325,000	320,600
4.50% 10/1/23	265,000	262,130
St. Cloud Housing & Redevelopment Authority
Revenue (State University Foundation Project)
5.00% 5/1/23	1,000,000	1,021,100
		6,038,074
Electric Revenue Bonds – 3.49%
Chaska Electric Revenue Refunding
(Generating Facilities) Series A 5.25% 10/1/25	1,000,000	1,030,970
Northern Municipal Power Agency
5.00% 1/1/13 (Assured Gty)	1,200,000	1,293,876
		2,324,846
Escrowed to Maturity Bond – 1.74%
University of Minnesota Series A 5.75% 7/1/16	1,000,000	1,159,350
		1,159,350
Health Care Revenue Bonds – 12.24%
Maple Grove Health Care System Revenue
(Maple Grove Hospital) 5.25% 5/1/28	1,000,000	974,430
Minneapolis-St. Paul Housing & Redevelopment
Authority (Health Partners Obligation Group Project)
6.00% 12/1/17	1,125,000	1,168,965
Moorhead Economic Development Authority
Multifamily Housing Revenue Refunding
(Eventide Lutheran Home Project) 4.70% 6/1/18	475,000	434,093

Statements of net assets
Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Sherburne County Health Care Facilities Revenue
(Guardian Angel Health Services) 5.30% 10/1/26	$250,000	$221,130
St. Louis Park Health Care Facilities Revenue Refunding
(Park Nicollet Health Services) Series C
5.625% 7/1/26	1,500,000	1,512,840
5.75% 7/1/30	525,000	526,517
St. Paul Housing & Redevelopment Authority
Health Care Revenue (Health East Project)
Series B 5.85% 11/1/17	1,160,000	1,164,257
St. Paul Housing & Redevelopment Authority Hospital
Revenue (Allina Health System) Series A
5.00% 11/15/14 (MBIA)	2,000,000	2,140,580
		8,142,812
Housing Revenue Bonds – 7.28%
Minneapolis Multifamily Housing Revenue Refunding
(Trinity Apartments) (HUD Section 8)
Series A 6.75% 5/1/21	1,710,000	1,748,833
Minnesota Housing Finance Agency Residential Housing
Series D 4.75% 7/1/32 (AMT)	750,000	633,540
Series I 5.10% 7/1/20 (AMT)	785,000	773,979
Series M 4.85% 7/1/31 (AMT)	1,000,000	863,500
Single Family Mortgage Series J 5.90% 7/1/28 (AMT)	385,000	385,524
@ Park Rapids Multifamily Housing Revenue (The Court
Apartments Project) (HUD Section 8) 6.05% 8/1/12	435,000	435,979
		4,841,355
Lease Revenue Bonds – 2.84%
Edina Housing & Redevelopment Authority Public
Project Revenue (Appropriate Lease Obligation)
5.125% 2/1/19	1,000,000	1,037,790
Virginia Housing & Redevelopment Authority Health
Care Facilities Lease Revenue 5.25% 10/1/25	880,000	852,465
		1,890,255
Local General Obligation Bonds – 26.00%
Anoka County Capital Improvement Series C
5.00% 2/1/27	500,000	519,010
Anoka-Hennepin Independent School District #11
Refunding 5.00% 2/1/17	1,000,000	1,106,730

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Big Lake Independent School District #727
Series C Refunding
5.00% 2/1/16 (FSA)	$1,180,000	$1,233,501
5.00% 2/1/17 (FSA)	1,000,000	1,045,340
Centennial Independent School District #012 Series A
5.00% 2/1/18 (FSA)	1,000,000	1,064,770
5.00% 2/1/20 (FSA)	750,000	798,578
Dakota County Capital Improvement Series A
4.75% 2/1/17	1,000,000	1,041,930
Duluth County Independent School District #709
Certificates of Participation Series A
4.25% 2/1/20 (FSA)	710,000	722,631
Hennepin County Series B 4.75% 12/1/14	1,000,000	1,037,690
Hopkins Independent School District #270
5.125% 2/1/17 (FGIC)	2,000,000	2,137,599
Mankato Independent School District #77 (Formerly
Blue Earth County Independent School District #10)
Series A 4.125% 2/1/22	1,000,000	986,280
Minneapolis-St. Paul Metropolitan Council Area
Waste Water Series C
5.00% 3/1/16	560,000	623,896
5.00% 3/1/28	1,000,000	1,036,150
Osseo Independent School District #279 Series A
5.00% 2/1/21 (FSA)	1,500,000	1,557,450
South Washington County Independent School District #833
Series A 4.00% 2/1/22	750,000	730,200
Series B 5.00% 2/1/16 (FSA)	1,560,000	1,649,263
		17,291,018
§Pre-Refunded Bonds – 10.40%
Minneapolis Health Care System Revenue Series A
(Allina Health Systems) 5.75% 11/15/32-12	1,500,000	1,671,270
(Fairview Health Services) 5.625% 5/15/32-12	1,750,000	1,938,808
Minnesota Higher Education Facilities Authority
Revenue (College of Art & Design) Series 5-D
6.625% 5/1/20-10	1,000,000	1,072,140
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series D 5.25% 7/1/38-12	500,000	541,525

Statements of net assets
Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
St. Louis Park Health Care Facilities Revenue
(Park Nicollet Health Services)
Series B 5.50% 7/1/25-14	$1,500,000	$1,689,585
		6,913,328
Special Tax Revenue Bonds – 5.63%
Hennepin County Sales Tax Revenue (Second Lien -
Ballpark Project) Series B 5.00% 12/15/24	1,000,000	1,050,760
Minneapolis Art Center Facilities Revenue (Walker Art
Center Project) 5.125% 7/1/21	2,250,000	2,303,505
Minneapolis Tax Increment Revenue (Ivy Tower Project)
5.50% 2/1/22	415,000	387,871
		3,742,136
State General Obligation Bonds – 8.56%
Minnesota State
5.00% 6/1/10	1,330,000	1,399,306
5.00% 8/1/15	2,000,000	2,227,800
Puerto Rico Commonwealth Public Improvement
Refunding Series A 5.25% 7/1/15	1,000,000	1,037,110
• Puerto Rico Public Finance Commonwealth
Appropriation (LOC Puerto Rico Government Bank)
Series A 5.75% 8/1/27	1,000,000	1,026,120
		5,690,336
Transportation Revenue Bonds – 1.97%
Minneapolis-St. Paul Metropolitan Airports
Commission Refunding
Series A 5.00% 1/1/13 (AMT)	500,000	519,505
Series 14 5.50% 1/1/11 (AMT)	750,000	788,198
		1,307,703
Water & Sewer Revenue Bonds – 4.52%
Minnesota Public Facilities Authority Water Pollution
Control Revenue Refunding
Series C 5.00% 3/1/18	1,000,000	1,072,760
Series D 5.00% 3/1/14	500,000	550,855
St. Paul Sewer Revenue Series D 5.00% 12/1/20	1,275,000	1,382,546
		3,006,161
Total Municipal Bonds (cost $62,689,065)		64,054,007

	Number of shares	Value
Short-Term Investments – 3.87%
Money Market Instrument – 1.76%
Federated Minnesota Municipal Cash Trust	1,171,214	$1,171,214
		1,171,214
	Principal amount
•Variable Rate Demand Note – 2.11%
University of Minnesota Series A 1.93% 1/1/34	$1,400,000	1,400,000
		1,400,000
Total Short-Term Investments (cost $2,571,214)		2,571,214

Total Value of Securities – 100.19%
(cost $65,260,279)		66,625,221
Liabilities Net of Receivables
and Other Assets – (0.19%)		(126,703)
Net Assets Applicable to 6,200,493
Shares Outstanding – 100.00%		$66,498,518

Net Asset Value – Delaware Tax-Free Minnesota Intermediate
Fund Class A ($58,464,815 / 5,452,758 Shares)		$10.72
Net Asset Value – Delaware Tax-Free Minnesota Intermediate
Fund Class B ($907,537 / 84,427 Shares)		$10.75
Net Asset Value – Delaware Tax-Free Minnesota Intermediate
Fund Class C ($7,126,166 / 663,308 Shares)		$10.74

Components of Net Assets at August 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)		$66,633,067
Distributions in excess of net investment income		(1,866)
Accumulated net realized loss on investments		(1,497,625)
Net unrealized appreciation of investments		1,364,942
Total net assets		$66,498,518

Statements of net assets
Delaware Tax-Free Minnesota Intermediate Fund

@	Illiquid security. At August 31, 2008, the aggregate amount of illiquid securities was $435,979, which represented 0.66% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 11 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of August 31, 2008.

Summary of abbreviations:
AMT — Subject to Alternative Minimum Tax
Assured Gty — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
HUD — Housing and Urban Development
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Minnesota Intermediate Fund
Net asset value Class A (A)	$10.72
Sales charge (2.75% of offering price) (B)	0.30
Offering price	$11.02

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Delaware Minnesota High-Yield Municipal Bond Fund	August 31, 2008

	Principal amount	Value
Municipal Bonds – 96.22%
Corporate-Backed Revenue Bonds – 3.14%
Cloquet Pollution Control Revenue Refunding
(Potlatch Project) 5.90% 10/1/26	$1,700,000	$1,617,414
Laurentian Energy Authority I Cogeneration Revenue
Series A 5.00% 12/1/21	1,750,000	1,625,417
Sartell Environmental Improvement Revenue Refunding
(International Paper) Series A 5.20% 6/1/27	1,750,000	1,519,438
		4,762,269
Education Revenue Bonds – 7.80%
Baytown Township Lease Revenue (St. Croix
Preparatory Academy) Series A 7.00% 8/1/38	500,000	498,405
Minnesota Higher Education Facilities Authority Revenue
(Augsburg College)
Series 6-C 5.00% 5/1/23	700,000	665,014
Series 6-J1 5.00% 5/1/36	1,000,000	892,860
(Macalester College) Series 6-P 4.25% 3/1/32	1,000,000	899,790
(St. John’s University) Series 6-U 4.75% 10/1/33	825,000	785,920
(St. Olaf)
Series 6-O 5.00% 10/1/22	1,000,000	1,026,720
Series 6-O 4.50% 10/1/32	1,000,000	910,570
(University St. Thomas) Series 6-I 5.00% 4/1/23	1,500,000	1,514,085
Minnesota State Higher Education Facilities Authority
Revenue (St. Catherine College)
Series 5-N1 5.375% 10/1/32	2,000,000	1,917,820
University of Minnesota Special Purpose Revenue
(Supported Stadium Debt) 5.00% 8/1/29	2,660,000	2,726,314
		11,837,498
Electric Revenue Bonds – 6.85%
Chaska Electric Revenue Refunding (Generating
Facilities) Series A 5.25% 10/1/25	1,000,000	1,030,970
Minnesota State Municipal Power Agency Electric Revenue
5.00% 10/1/35	1,000,000	964,030
Series A 5.00% 10/1/34	2,750,000	2,652,787
Northern Municipal Power Agency Electric System
Revenue Series A 5.00% 1/1/18 (Assured Gty)	1,000,000	1,076,430
Southern Minnesota Municipal Power Agency Supply
System Revenue Series A 5.25% 1/1/16 (AMBAC)	1,000,000	1,093,390

Statements of net assets
Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount	Value
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Western Minnesota Municipal Power Agency Revenue
5.00% 1/1/36 (FSA)	$2,250,000	$2,262,038
Series A 5.00% 1/1/30 (MBIA)	1,335,000	1,322,811
		10,402,456
Health Care Revenue Bonds – 25.98%
Aitkin Health Care Facilities Revenue Refunding
(Riverwood Health Care Center) 5.50% 2/1/24	700,000	658,700
Apple Valley Economic Development Authority Health
Care Revenue (Augustanna Home St. Paul Project)
Series A 5.80% 1/1/30	1,000,000	966,100
Bemidji Health Care Facilities First Mortgage Revenue
(North Country Health Services)
5.00% 9/1/31 (RADIAN)	2,500,000	2,372,325
Refunding 5.00% 9/1/20	1,150,000	1,152,254
Breckenridge Catholic Health Initiatives Series A
5.00% 5/1/30	2,000,000	1,958,400
Detroit Lakes Housing & Health Facilities Revenue
Refunding (Mankato Lutheran Homes)
Series D 5.50% 8/1/21	500,000	468,110
Glencoe Health Care Facilities Revenue
(Glencoe Regional Health Services Project)
5.00% 4/1/20	1,100,000	1,055,087
5.00% 4/1/31	1,965,000	1,727,510
Mahtomedi Senior Housing Revenue Refunding
(St. Andrews Village Project) 5.75% 12/1/40	1,000,000	883,940
Maple Grove Health Care Revenue Facilities
(North Memorial Health Care) 5.00% 9/1/35	2,750,000	2,521,639
Maple Grove Health Care System Revenue
(Maple Grove Hospital)
5.25% 5/1/28	2,200,000	2,143,746
5.25% 5/1/37	1,000,000	936,730
Minneapolis Health Care Facilities Revenue
(Jones-Harrison Residence Project) 5.60% 10/1/30	1,500,000	1,325,985
Minneapolis Health Care System Revenue
(Fairview Health Services) Series D
5.00% 11/15/34 (AMBAC)	1,000,000	963,170

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Minneapolis-St. Paul Housing & Redevelopment Authority
(Health Partners Obligation Group Project)
6.00% 12/1/17	$1,125,000	$1,168,965
Minnesota Agricultural & Economic Development Board
Revenue (Benedictine Health Systems) 5.75% 2/1/29	1,000,000	908,990
Moorhead Economic Development Authority
Multifamily Housing Revenue Refunding
(Eventide Project) Series A 5.15% 6/1/29	550,000	472,423
North Oaks Senior Housing Revenue
(Presbyterian Homes) 6.25% 10/1/47	1,000,000	957,270
Northfield Hospital Revenue 5.375% 11/1/31	1,000,000	920,110
Owatonna Senior Housing Revenue
(Senior Living Project) Series A
5.80% 10/1/29	400,000	370,016
6.00% 4/1/41	1,250,000	1,169,713
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center) 5.25% 9/1/34	1,000,000	907,960
St. Louis Park Health Care Facilities Revenue Refunding
(Park Nicollet Health Services) Series C 5.50% 7/1/23	1,000,000	1,005,580
St. Paul Housing & Redevelopment Authority
Health Care Facilities Revenue (Health Partners
Obligation Group Project) 5.25% 5/15/36	1,000,000	894,250
St. Paul Housing & Redevelopment Authority
Health Care Revenue (Allina Health System)
Series A 5.00% 11/15/18 (MBIA)	1,900,000	1,996,615
St. Paul Housing & Redevelopment Authority Hospital
Revenue (Health East Project)
6.00% 11/15/25	1,000,000	994,060
Series A 5.70% 11/1/15	800,000	803,680
Series B 5.85% 11/1/17	250,000	250,918
St. Paul Housing & Redevelopment Authority
Multifamily Housing Revenue Refunding
(Marion Center Project) Series A 5.375% 5/1/43	1,000,000	810,960
Stillwater Health Care Revenue (Health System
Obligation Group)
5.00% 6/1/25	2,000,000	1,932,020
5.00% 6/1/35	1,000,000	908,220

Statements of net assets
Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
@Twin Valley Congregate Housing Revenue
(Living Options Project) 5.95% 11/1/28	$1,825,000	$1,521,959
Winona Health Care Facilities Revenue Refunding
(Winona Health Obligation Group) 5.15% 7/1/31	1,500,000	1,365,855
Woodbury Economic Development Authority Housing
Revenue Refunding 5.65% 6/1/33	1,000,000	926,590
		39,419,850
Housing Revenue Bonds – 12.81%
Chanhassen Multifamily Housing Revenue Refunding
(Heritage Park Apartments Project)
6.20% 7/1/30 (FHA) (AMT) (HUD Section 8)	300,000	300,240
Chaska Multifamily Housing Revenue (West Suburban
Housing Partners Project) 5.875% 3/1/31 (AMT)	1,000,000	882,160
@Hutchinson Multifamily Housing Revenue
(Evergreen Apartments Project)
5.75% 11/1/28 (HUD Section 8)	1,765,000	1,574,521
Minneapolis Multifamily Housing Revenue
(Grant Street Apartments Project) Refunding
Series A 7.25% 11/1/29	2,085,000	2,132,496
(Olson Townhomes Project) 6.00% 12/1/19 (AMT)	1,420,000	1,420,710
(Trinity Apartments) Refunding
Series A 6.75% 5/1/21 (HUD Section 8)	635,000	649,421
Minneapolis-St. Paul Housing Finance Board Single
Family Mortgage (City Living Project)
Series A-2 5.00% 12/1/38 (GNMA) (FNMA) (AMT)	978,599	844,609
Minnesota Housing Finance Agency
(Rental Housing)
Series A 4.875% 8/1/24 (AMT)	585,000	541,833
Series A-1 5.00% 8/1/40 (AMT)	2,265,000	1,927,628
(Residential Housing)
Series G 5.00% 7/1/36 (AMT)	1,000,000	861,780
Series I 4.85% 7/1/38 (AMT)	1,145,000	965,842
Series M 4.875% 7/1/37(AMT)	2,500,000	2,107,275
(Single Family Mortgage) Series J 5.90% 7/1/28 (AMT)	590,000	590,802
Minnesota State Housing Finance Agency
Single Family Mortgage
Series E 6.25% 1/1/23 (AMT)	5,000	5,002
Series M 5.875% 1/1/17	10,000	10,380

	Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
@St. Cloud Housing & Redevelopment Authority
Multifamily Housing Revenue (Sterling Heights
Apartments Project) 7.55% 4/1/39 (AMT)	$530,000	$523,407
St. Paul Housing & Redevelopment Authority
Multifamily Housing Revenue
(Shelby Grotto Housing Project)
5.50% 9/20/44 (GNMA) (FHA) (AMT)	750,000	750,953
Stillwater Multifamily Housing Revenue
(Orleans Homes Project) 5.50% 2/1/42 (AMT)	750,000	624,038
Washington County Housing & Redevelopment
Authority Revenue Refunding
@(Briar Pond Project) Series B 7.125% 8/20/34	820,000	791,833
(Woodland Park Apartments Project) 4.70% 10/1/32	2,075,000	1,932,240
		19,437,170
Lease Revenue Bonds – 1.76%
Hibbing Economic Development Authority Revenue
(Public Project - Hibbing Lease Obligation)
6.40% 2/1/12	530,000	530,551
St. Paul Port Authority Lease Revenue
(Regions Hospital Parking Ramp Project)
Series 1 5.00% 8/1/36	1,375,000	1,117,586
(Robert Street Office Building Project)
Series 3-11 5.00% 12/1/27	1,000,000	1,020,760
		2,668,897
Local General Obligation Bonds – 10.32%
Chaska Independent School District #112
Series A 4.50% 2/1/28 (MBIA)	1,000,000	989,750
Duluth Independent School District #709
Certificates of Participation
Series A 4.25% 2/1/20 (FSA)	1,000,000	1,017,790
Farmington Independent School District #192
Series B 5.00% 2/1/27 (FSA)	1,000,000	1,029,830
Foley Independent School District #51
(School Building) Refunding Series A 5.00% 2/1/21	1,105,000	1,170,880
Hopkins Independent School District #270 Facilities
5.00% 2/1/26 (MBIA)	1,055,000	1,065,919
Lakeville Independent School District #194
Series A 4.75% 2/1/22 (FSA)	1,000,000	1,023,170

Statements of net assets
Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Metropolitan Council Minneapolis-St. Paul
Metropolitan Area Waste Water Treatment
Series B 5.00% 12/1/21	$500,000	$525,420
Series C 5.00% 3/1/16	750,000	835,575
Series C 5.00% 3/1/28	1,000,000	1,036,150
Moorhead Improvement Series B 5.00% 2/1/33 (MBIA)	750,000	758,130
Perham Disposal System 6.00% 5/1/22 (AMT)	1,500,000	1,521,990
South Washington County Independent School
District #833 Series A 4.75% 2/1/27	1,500,000	1,516,995
St. Paul Independent School District #625
Series B 5.00% 2/1/20 (FSA)	750,000	798,285
Todd Morrison Cass & Wadena Counties United
Hospital District (Health Care Facilities-Lakewood)
5.00% 12/1/21	610,000	614,514
5.125% 12/1/24	205,000	206,576
5.25% 12/1/26	1,540,000	1,558,034
		15,669,008
§Pre-Refunded Bonds – 11.97%
Andover Economic Development Authority Public
Facilities Lease Revenue (Andover Community Center)
5.20% 2/1/34-14	1,000,000	1,089,450
Duluth Economic Development Authority Health
Care Facilities Revenue
(Benedictine Health System - St. Mary’s Hospital)
5.25% 2/15/28-14	1,000,000	1,108,460
5.25% 2/15/33-14	2,250,000	2,494,035
Minneapolis Community Development Agency
(Supported Development Revenue)
Series G-3 5.45% 12/1/31-11	1,000,000	1,085,370
Minneapolis Health Care System Revenue
(Allina Health Systems) Series A 5.75% 11/15/32-12	2,000,000	2,228,360
(Fairview Health Services) Series A 5.625% 5/15/32-12	2,000,000	2,215,780
Minnesota Higher Education Facilities Authority
Revenue (College of Art & Design Project)
Series 5-D 6.75% 5/1/26-10	500,000	537,090

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Minnesota State Refunding & Various Purpose
5.00% 11/1/17-08	$2,160,000	$2,172,917
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series D 5.25% 7/1/38-12	1,500,000	1,624,575
Puerto Rico Commonwealth Public Improvement
Series A 5.00% 7/1/34 -14	315,000	350,375
Puerto Rico Electric Power Authority Revenue
Series II 5.25% 7/1/31-12	1,000,000	1,109,320
Rochester Multifamily Housing Revenue (Wedum
Shorewood Campus Project) 6.60% 6/1/36-09	990,000	1,042,539
St. Louis Park Health Care Facilities Revenue (Park
Nicollet Health Services) Series B 5.25% 7/1/30-14	1,000,000	1,113,130
		18,171,401
Special Tax Revenue Bonds – 5.35%
Hennepin County Sales Tax Revenue
(First Lien - Ballpark Project)
Series A 5.00% 12/15/24	1,000,000	1,056,240
(Second Lien - Ballpark Project)
Series B 5.00% 12/15/20	1,500,000	1,612,980
Minneapolis Supported Development Revenue
(Limited Tax-Common Bond Fund) Series 2A
5.00% 6/1/28 (AMT)	1,170,000	1,052,403
Minneapolis Tax Increment Revenue
(Ivy Tower Project) 5.70% 2/1/29	785,000	702,693
(St. Anthony Falls Project) Refunding 5.65% 2/1/27	500,000	461,515
Puerto Rico Commonwealth Infrastructure Financing
Authority Special Tax Revenue
Series B 5.00% 7/1/46	800,000	765,944
St. Paul Port Authority (Brownsfields
Redevelopment Tax) Series 2 5.00% 3/1/37	1,500,000	1,497,735
Virgin Islands Public Finance Authority Revenue
(Senior-Lien-Matching Fund Loan Note)
Series A 5.25% 10/1/24	1,000,000	976,610
		8,126,120

Statements of net assets
Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount	Value
Municipal Bonds (continued)
State General Obligation Bonds – 4.78%
Minnesota State
5.00% 6/1/10	$2,500,000	$2,630,275
5.00% 6/1/14	1,000,000	1,107,020
5.00% 8/1/21 (FSA)	1,250,000	1,304,738
Puerto Rico Commonwealth Public Improvement
Series A 5.25% 7/1/22	1,000,000	1,001,200
Un-Refunded Balance 5.00% 7/1/34	185,000	177,476
Puerto Rico Government Development Bank
Senior Notes Series B 5.00% 12/1/14	1,000,000	1,028,360
		7,249,069
Transportation Revenue Bond – 1.32%
Minneapolis - St. Paul Metropolitan Airports
Commission Revenue Series A 5.00% 1/1/28 (MBIA)	2,000,000	1,999,860
		1,999,860
Water & Sewer Revenue Bonds – 4.14%
Minnesota Public Facilities Authority Clean Water Revenue
Series B 5.00% 3/1/18	2,000,000	2,216,060
Minnesota Public Facilities Authority Water Pollution
Control Revenue Refunding
Series C 5.00% 3/1/18	1,000,000	1,072,760
Series D 5.00% 3/1/14	1,500,000	1,652,565
St. Paul Sewer Revenue Series D 5.00% 12/1/19	1,220,000	1,336,460
		6,277,845
Total Municipal Bonds (cost $150,724,226)		146,021,443

	Number of shares
Short-Term Investments – 4.92%
Money Market Instrument – 1.69%
Federated Minnesota Municipal Cash Trust	2,557,933	2,557,933
		2,557,933

	Principal amount	Value
Short-Term Investments (continued)
•Variable Rate Demand Notes – 3.23%
St. Paul Port Authority Industrial Development Revenue
(Camada Limited Partnership-711)
1.94% 12/1/22 (AMT)	$100,000	$100,000
University of Minnesota
Series A 1.93% 1/1/34	800,000	800,000
Series C 1.93% 12/1/36	4,000,000	4,000,000
		4,900,000
Total Short-Term Investments (cost $7,457,933)		7,457,933

Total Value of Securities – 101.14%
(cost $158,182,159)		153,479,376
Liabilities Net of Receivables and
Other Assets – (1.14%)		(1,723,990)
Net Assets Applicable to 15,173,748
Shares Outstanding – 100.00%		$151,755,386

Net Asset Value – Delaware Minnesota High-Yield Municipal Bond Fund
Class A ($116,998,770 / 11,703,495 Shares)		$10.00
Net Asset Value – Delaware Minnesota High-Yield Municipal Bond Fund
Class B ($5,906,897 / 590,044 Shares)		$10.01
Net Asset Value – Delaware Minnesota High-Yield Municipal Bond Fund
Class C ($28,849,719 / 2,880,209 Shares)		$10.02

Components of Net Assets at August 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)		$159,306,245
Accumulated net realized loss on investments		(2,565,305)
Net unrealized depreciation of investments		(4,985,554)
Total net assets		$151,755,386

Statements of net assets
Delaware Minnesota High-Yield Municipal Bond Fund

§Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 11 in “Notes to financial statements.”

•Variable rate security. The rate shown is the rate as of August 31, 2008.
@Illiquid security. At August 31, 2008, the aggregate amount of illiquid securities was $4,411,720, which represented 2.91% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

Summary of abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
Assured Gty — Assured Guaranty
FHA — Insured by the Federal Housing Administration
FNMA — Insured by Federal National Mortgage Association
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
MBIA — Insured by the Municipal Bond Insurance Association
HUD — Housing and Urban Development
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Minnesota High-Yield Municipal Bond Fund
Net asset value Class A (A)	$10.00
Sales charge (4.50% of offering price) (B)	0.47
Offering price	$10.47

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

At August 31, 2008, the Fund had the following Interest rate swap contract outstanding:
Interest Rate Swap Contract[1]
			Unrealized
Notional Value	Expiration Date	Description	Depreciation
$10,000,000	10/2/38	Agreement with JPMorgan to receive the notional amount multiplied by the fixed rate of 3.925% and to pay the notional amount multiplied by the BMA floating rate, modified on a quarterly basis.	$(282,771)

The use of swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 10 in “Notes to financial statements.”

See accompanying notes

Statements of operations
Year Ended August 31, 2008

		Delaware	Delaware
	Delaware	Tax-Free	Minnesota
	Tax-Free	Minnesota	High-Yield
	Minnesota	Intermediate	Municipal
	Fund	Fund	Bond Fund
Investment Income:
Interest	$31,892,431	$2,696,610	$7,323,812

Expenses:
Management fees	3,345,601	294,326	806,049
Distribution expenses – Class A	1,448,066	129,841	281,260
Distribution expenses – Class B	135,059	13,018	64,294
Distribution expenses – Class C	268,813	55,770	275,740
Interest and related expenses	1,118,083	—	—
Dividend disbursing and transfer agent fees
and expenses	299,532	34,875	90,292
Accounting and administration expenses	247,600	23,544	58,615
Legal fees	101,847	17,126	32,922
Reports and statements to shareholders	57,052	4,914	14,152
Audit and tax	47,021	12,637	18,226
Trustees’ fees	30,520	2,900	7,197
Registration fees	29,130	14,842	4,555
Custodian fees	26,940	2,856	5,211
Insurance fees	16,987	1,574	4,055
Pricing fees	13,484	4,272	8,800
Consulting fees	8,537	834	2,000
Trustees’ expenses	3,380	307	797
Dues and services	2,433	147	507
Taxes (other than taxes on income)	1,166	80	302
	7,201,251	613,863	1,674,974
Less fees waived	(1,985)	(60,630)	(110,959)
Less waived distribution expenses – Class A	—	(51,937)	—
Less expenses paid indirectly	(52)	(239)	(1,338)
Total operating expenses	7,199,214	501,057	1,562,677
Net Investment Income	24,693,217	2,195,553	5,761,135

		Delaware	Delaware
	Delaware	Tax-Free	Minnesota
	Tax-Free	Minnesota	High-Yield
	Minnesota	Intermediate	Municipal
	Fund	Fund	Bond Fund
Net Realized and Unrealized Gain
(Loss) on Investments:
Net realized gain (loss) on investments	$1,644,874	$48,395	$(153,335)
Net change in unrealized appreciation/
depreciation of investments	(3,545,582)	549,365	(2,719,275)
Net Realized and Unrealized Gain
(Loss) on Investments	(1,900,708)	597,760	(2,872,610)

Net Increase in Net Assets
Resulting from Operations	$22,792,509	$2,793,313	$2,888,525

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free Minnesota Fund

	Year Ended
	8/31/08	8/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$24,693,217	$20,063,656
Net realized gain on investments	1,644,874	33,546
Net change in unrealized
appreciation/depreciation of investments	(3,545,582)	(15,848,509)
Net increase in net assets resulting from operations	22,792,509	4,248,693

Dividends and Distributions to Shareholders from:
Net Investment Income:
Class A	(23,717,797)	(18,683,231)
Class B	(452,818)	(434,393)
Class C	(894,686)	(671,635)

Net realized gain on investments:
Class A	(94,009)	(332,881)
Class B	(2,390)	(9,630)
Class C	(4,208)	(13,628)
	(25,165,908)	(20,145,398)

Capital Share Transactions:
Proceeds from shares sold:
Class A	43,057,506	45,483,808
Class B	119,269	425,118
Class C	5,336,417	4,739,708

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	15,526,838	12,201,845
Class B	307,575	282,247
Class C	698,797	527,388

Net assets from Fund merger[1]:
Class A	—	205,624,133
Class B	—	8,764,578
Class C	—	11,631,916
	65,046,402	289,680,741

	Year Ended
	8/31/08	8/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(59,622,788)	$(52,066,708)
Class B	(4,483,911)	(4,727,364)
Class C	(5,172,765)	(4,490,541)
	(69,279,464)	(61,284,613)
Increase (decrease) in net assets derived from
capital share transactions	(4,233,062)	228,396,128
Net Increase (Decrease) in Net Assets	(6,606,461)	212,499,423

Net Assets:
Beginning of year	620,698,158	408,198,735
End of year	$614,091,697	$620,698,158

Distributions in excess of net investment income	$(22,417)	$(22,488)

1See Note 8 in “Notes to financial statements.”

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free Minnesota Intermediate Fund

	Year Ended
	8/31/08	8/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,195,553	$2,196,287
Net realized gain (loss) on investments	48,395	(89,813)
Net change in unrealized appreciation/depreciation of investments	549,365	(1,183,650)
Net increase in net assets resulting from operations	2,793,313	922,824

Dividends and Distributions to Shareholders from:
Net Investment Income:
Class A	(1,992,475)	(1,971,803)
Class B	(39,255)	(60,183)
Class C	(165,689)	(164,296)
	(2,197,419)	(2,196,282)

Capital Share Transactions:
Proceeds from shares sold:
Class A	14,394,866	6,159,265
Class B	229,426	13,368
Class C	2,683,011	709,963

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,376,198	1,387,160
Class B	29,283	46,325
Class C	128,094	120,231
	18,840,878	8,436,312

	Year Ended
	8/31/08	8/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(6,309,982)	$(6,246,465)
Class B	(1,078,787)	(300,624)
Class C	(675,375)	(941,586)
	(8,064,144)	(7,488,675)
Increase in net assets derived from capital share transactions	10,776,734	947,637
Net Increase (Decrease) in Net Assets	11,372,628	(325,821)

Net Assets:
Beginning of year	55,125,890	55,451,711
End of year	$66,498,518	$55,125,890

Distributions in excess of net investment income	$(1,866)	$—

See accompanying notes

Statements of changes in net assets
Delaware Minnesota High-Yield Municipal Bond Fund

	Year Ended
	8/31/08	8/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,761,135	$5,320,666
Net realized loss on investments	(153,335)	(71,140)
Net change in unrealized appreciation/depreciation of investments	(2,719,275)	(5,199,371)
Net increase in net assets resulting from operations	2,888,525	50,155

Dividends and Distributions to Shareholders from:
Net Investment Income:
Class A	(4,613,123)	(4,206,568)
Class B	(215,135)	(292,864)
Class C	(921,847)	(801,099)
	(5,750,105)	(5,300,531)

Capital Share Transactions:
Proceeds from shares sold:
Class A	29,618,345	39,562,284
Class B	52,811	718,339
Class C	7,621,141	10,413,630

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,092,127	2,699,180
Class B	138,356	194,713
Class C	692,751	574,257
	41,215,531	54,162,403

	Year Ended
	8/31/08	8/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(23,292,776)	$(15,928,387)
Class B	(1,519,206)	(2,897,155)
Class C	(4,943,787)	(4,527,479)
	(29,755,769)	(23,353,021)
Increase in net assets derived from capital share transactions	11,459,762	30,809,382
Net Increase in Net Assets	8,598,182	25,559,006

Net Assets:
Beginning of year	143,157,204	117,598,198
End of year	$151,755,386	$143,157,204

Undistributed net investment income	$—	$45

See accompanying notes

Financial highlights
Delaware Tax-Free Minnesota Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses[2]
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to fees waived and expenses paid indirectly
Interest and fees on short-term floating rate notes issued
Total expenses prior to fees waived and expense paid indirectly[2]

Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expenses paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$12.170	$12.490	$12.690	$12.620	$12.450

0.495	0.511	0.511	0.527	0.590
(0.041)	(0.313)	(0.172)	0.222	0.348
0.454	0.198	0.339	0.749	0.938

(0.502)	(0.507)	(0.513)	(0.526)	(0.600)
(0.002)	(0.011)	(0.026)	(0.153)	(0.168)
(0.504)	(0.518)	(0.539)	(0.679)	(0.768)

$12.120	$12.170	$12.490	$12.690	$12.620

3.77%	1.58%	2.78%	6.12%	7.72%

$574,914	$578,194	$381,720	$364,491	$348,000

0.93%	0.94%	0.93%	0.93%	0.94%
0.18%	0.29%	0.26%	0.19%	0.14%
1.11%	1.23%	1.19%	1.12%	1.08%

0.93%	0.96%	0.94%	0.94%	0.94%
0.18%	0.29%	0.26%	0.19%	0.14%
1.11%	1.25%	1.20%	1.13%	1.08%

4.05%	4.12%	4.11%	4.19%	4.68%

4.05%	4.10%	4.10%	4.18%	4.68%
17%	7%	13%	10%	25%

2 Total expenses and total expenses prior to fees waived and expense paid indirectly includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements”.

Financial highlights
Delaware Tax-Free Minnesota Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses[2]
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to fees waived and expenses paid indirectly
Interest and fees on short-term floating rate notes issued
Total expenses prior to fees waived and expense paid indirectly[2]

Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expenses paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$12.180	$12.500	$12.700	$12.630	$12.460

0.403	0.419	0.418	0.433	0.496
(0.041)	(0.314)	(0.172)	0.222	0.348
0.362	0.105	0.246	0.655	0.844

(0.410)	(0.414)	(0.420)	(0.432)	(0.506)
(0.002)	(0.011)	(0.026)	(0.153)	(0.168)
(0.412)	(0.425)	(0.446)	(0.585)	(0.674)

$12.130	$12.180	$12.500	$12.700	$12.630

2.99%	0.82%	2.01%	5.33%	6.91%

$11,593	$15,674	$11,354	$12,810	$14,588

1.68%	1.69%	1.68%	1.68%	1.69%
0.18%	0.29%	0.26%	0.19%	0.14%
1.86%	1.98%	1.94%	1.87%	1.83%

1.68%	1.71%	1.69%	1.69%	1.69%
0.18%	0.29%	0.26%	0.19%	0.14%
1.86%	2.00%	1.95%	1.88%	1.83%

3.30%	3.37%	3.36%	3.44%	3.93%

3.30%	3.35%	3.35%	3.43%	3.93%
17%	7%	13%	10%	25%

2 Total expenses and total expenses prior to fees waived and expense paid indirectly includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements”.

Financial highlights
Delaware Tax-Free Minnesota Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses[2]
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to fees waived and expenses paid indirectly
Interest and fees on short-term floating rate notes issued
Total expenses prior to fees waived and expense paid indirectly[2]

Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$12.200	$12.530	$12.720	$12.650	$12.480

0.403	0.418	0.418	0.433	0.495
(0.031)	(0.323)	(0.162)	0.222	0.348
0.372	0.095	0.256	0.655	0.843

(0.410)	(0.414)	(0.420)	(0.432)	(0.505)
(0.002)	(0.011)	(0.026)	(0.153)	(0.168)
(0.412)	(0.425)	(0.446)	(0.585)	(0.673)

$12.160	$12.200	$12.530	$12.720	$12.650

3.06%	0.73%	2.08%	5.32%	6.90%

$27,585	$26,830	$15,125	$13,971	$10,811

1.68%	1.69%	1.68%	1.68%	1.69%
0.18%	0.29%	0.26%	0.19%	0.14%
1.86%	1.98%	1.94%	1.87%	1.83%

1.68%	1.71%	1.69%	1.69%	1.69%
0.18%	0.29%	0.26%	0.19%	0.14%
1.86%	2.00%	1.95%	1.88%	1.83%

3.30%	3.37%	3.36%	3.44%	3.93%

3.30%	3.35%	3.35%	3.43%	3.93%
17%	7%	13%	10%	25%

2 Total expenses and total expenses prior to fees waived and expense paid indirectly includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements”.

Financial highlights
Delaware Tax-Free Minnesota Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[2]
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly[2]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflect waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

[2] The ratio of expenses to average net assets and ratio of expenses to average net assets prior to fees waived and expense paid indirectly for the year ended August 31, 2004, includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements”.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$10.610	$10.860	$11.010	$10.890	$10.630

0.414	0.445	0.429	0.407	0.444
0.110	(0.250)	(0.150)	0.120	0.260
0.524	0.195	0.279	0.527	0.704

(0.414)	(0.445)	(0.429)	(0.407)	(0.444)
(0.414)	(0.445)	(0.429)	(0.407)	(0.444)

$10.720	$10.610	$10.860	$11.010	$10.890

5.00%	1.80%	2.62%	4.93%	6.73%

$58,465	$48,477	$48,297	$52,958	$57,012
0.75%	0.76%	0.75%	0.79%	0.89%

0.95%	1.00%	0.97%	0.95%	1.00%
3.83%	4.11%	3.96%	3.72%	4.10%

3.63%	3.87%	3.74%	3.56%	3.99%
27%	15%	11%	25%	30%

Financial highlights
Delaware Tax-Free Minnesota Intermediate Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[2]
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly[2]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[2] The ratio of expenses to average net assets and ratio of expenses to average net assets prior to fees waived and expense paid indirectly for the year ended August 31, 2004, includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements”.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$10.640	$10.890	$11.040	$10.920	$10.650

0.322	0.353	0.337	0.314	0.352
0.110	(0.250)	(0.150)	0.120	0.270
0.432	0.103	0.187	0.434	0.622

(0.322)	(0.353)	(0.337)	(0.314)	(0.352)
(0.322)	(0.353)	(0.337)	(0.314)	(0.352)

$10.750	$10.640	$10.890	$11.040	$10.920

4.10%	0.94%	1.75%	4.03%	5.91%

$908	$1,713	$1,993	$2,811	$3,224
1.60%	1.61%	1.60%	1.64%	1.74%

1.70%	1.75%	1.72%	1.70%	1.75%
2.98%	3.26%	3.11%	2.87%	3.25%

2.88%	3.12%	2.99%	2.81%	3.24%
27%	15%	11%	25%	30%

Financial highlights
Delaware Tax-Free Minnesota Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[2]
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly[2]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[2] The ratio of expenses to average net assets and ratio of expenses to average net assets prior to fees waived and expense paid indirectly for the year ended August 31, 2004, includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements”.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$10.630	$10.880	$11.030	$10.910	$10.640

0.322	0.353	0.337	0.314	0.352
0.110	(0.250)	(0.150)	0.120	0.270
0.432	0.103	0.187	0.434	0.622

(0.322)	(0.353)	(0.337)	(0.314)	(0.352)
(0.322)	(0.353)	(0.337)	(0.314)	(0.352)

$10.740	$10.630	$10.880	$11.030	$10.910

4.10%	0.94%	1.75%	4.04%	5.91%

$7,126	$4,936	$5,162	$5,996	$7,188
1.60%	1.61%	1.60%	1.64%	1.74%

1.70%	1.75%	1.72%	1.70%	1.75%
2.98%	3.26%	3.11%	2.87%	3.25%

2.88%	3.12%	2.99%	2.81%	3.24%
27%	15%	11%	25%	30%

Financial highlights
Delaware Minnesota High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$10.180	$10.530	$10.610	$10.240	$9.910

0.418	0.430	0.445	0.469	0.512
(0.180)	(0.350)	(0.082)	0.372	0.328
0.238	0.080	0.363	0.841	0.840

(0.418)	(0.430)	(0.443)	(0.471)	(0.510)
(0.418)	(0.430)	(0.443)	(0.471)	(0.510)

$10.000	$10.180	$10.530	$10.610	$10.240

2.35%	0.71%	3.54%	8.40%	8.65%

$116,999	$109,807	$87,504	$63,802	$42,636
0.89%	0.90%	0.89%	0.89%	0.75%

0.97%	1.00%	1.00%	0.98%	1.00%
4.11%	4.09%	4.26%	4.50%	5.03%

4.03%	3.99%	4.15%	4.41%	4.78%
10%	10%	4%	3%	24%

Financial highlights
Delaware Minnesota High-Yield Municipal Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$10.190	$10.550	$10.630	$10.250	$9.930

0.341	0.351	0.367	0.391	0.435
(0.179)	(0.360)	(0.082)	0.381	0.318
0.162	(0.009)	0.285	0.772	0.753

(0.342)	(0.351)	(0.365)	(0.392)	(0.433)
(0.342)	(0.351)	(0.365)	(0.392)	(0.433)

$10.010	$10.190	$10.550	$10.630	$10.250

1.58%	(0.13% )	2.77%	7.68%	7.71%

$5,907	$7,334	$9,578	$10,505	$12,463
1.64%	1.65%	1.64%	1.64%	1.50%

1.72%	1.75%	1.75%	1.73%	1.75%
3.36%	3.34%	3.51%	3.75%	4.28%

3.28%	3.24%	3.40%	3.66%	4.03%
10%	10%	4%	3%	24%

Financial highlights
Delaware Minnesota High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
$10.200	$10.550	$10.630	$10.250	$9.930

0.342	0.351	0.367	0.391	0.435
(0.181)	(0.350)	(0.082)	0.381	0.318
0.161	0.001	0.285	0.772	0.753

(0.341)	(0.351)	(0.365)	(0.392)	(0.433)
(0.341)	(0.351)	(0.365)	(0.392)	(0.433)

$10.020	$10.200	$10.550	$10.630	$10.250

1.58%	(0.04% )	2.76%	7.68%	7.71%

$28,849	$26,016	$20,516	$15,809	$11,435
1.64%	1.65%	1.64%	1.64%	1.50%

1.72%	1.75%	1.75%	1.73%	1.75%
3.36%	3.34%	3.51%	3.75%	4.28%

3.28%	3.24%	3.40%	3.66%	4.03%
10%	10%	4%	3%	24%

Notes to financial statements
Delaware Minnesota Municipal Bond Funds	August 31, 2008

Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund. Voyageur Tax-Free Funds is organized as a Delaware statutory trust and offers the Delaware Tax-Free Minnesota Fund. Voyageur Intermediate Tax-Free Funds is organized as a Delaware statutory trust and offers the Delaware Tax-Free Minnesota Intermediate Fund. Voyageur Mutual Funds, Voyageur Tax-Free Funds and Voyageur Intermediate Tax-Free Funds are individually referred to as Trust and collectively as Trusts. These financial statements and the related notes pertain to Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (each referred to as a Fund or collectively as the Funds). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund and up to 2.75% for Delaware Tax-Free Minnesota Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year for the Delaware Tax-Free Minnesota and Delaware Minnesota High-Yield Municipal Bond Fund and 0.75% for the Tax-Free Minnesota Intermediate Fund if redeemed within the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, and that declined from 2% to zero for Delaware Tax-Free Minnesota Intermediate Fund depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, and approximately five years after purchase for Delaware Tax-Free Minnesota Intermediate Fund. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free Minnesota Fund is to seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.

The investment objective of Delaware Tax-Free Minnesota Intermediate Fund is to seek to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and from the Minnesota state personal income tax, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

The investment objective of Delaware Minnesota High-Yield Municipal Bond Fund is to seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation — Long-term debt securities, and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. FAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of FAS 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective February 29, 2008, the Funds adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Notes to financial statements
Delaware Minnesota Municipal Bond Funds

1. Significant Accounting Policies (continued)

Class Accounting — Investment income and common expenses are allocated to the various classes of the Funds on the basis of “settled shares” of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Interest and Related Expenses — Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees from a Fund’s participation in inverse floater programs where the Fund has transferred its own bonds to a trust that issues floating rate securities with an aggregate principal amount equal to the principal of the transferred bonds. In conveyance of the bond, the Fund receives the inverse floating rate securities and cash from the trust. As a result of certain rights retained by the Fund, the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes whereby the cash received is recorded as a liability and interest expense is recorded based on the interest rate of the floating rate securities. Remarketing fees, liquidity fees, and trustees’ fees expenses are recorded on the accrual basis.

For the year ended August 31, 2008, Delaware Tax-Free Minnesota Fund had an average daily liability from the participation in inverse floater program of $33,800,669 and recorded interest expense at an average rate of 3.44%.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Funds are charged directly to the Funds. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund’s average daily net assets as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
On the first $500 million	0.550%	0.500%	0.550%
On the next $500 million	0.500%	0.475%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)), do not exceed specified percentages of average daily net assets as shown below. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by each Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Funds.

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Operating expense limitation
as a percentage of average
daily net assets (per annum)	0.68%	0.60%	0.64%
Expiration date	12/31/08	12/31/08	12/31/08

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.005% of the first $30 billion; 0.0045% of the next $10 billion; 0.004% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services

Notes to financial statements
Delaware Minnesota Municipal Bond Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

to the Funds and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended August 31, 2008, each Fund was charged for these services as follows:

	Delaware Tax-Free	Delaware Minnesota
Delaware Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
$48,918	$4,531	$11,502

DSC also provides dividend disbursing and transfer agency services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has contracted to limit Delaware Tax-Free Minnesota Intermediate Fund’s 12b-1 fee from January 1, 2008 through December 31, 2008 to no more than 0.15% of average daily net assets.

At August 31, 2008, the Funds had liabilities payable to affiliates as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Investment management fee
payable to DMC	$280,377	$25,523	$77,423
Dividend disbursing, transfer agent
and fund accounting oversight fees
and other expenses payable to DSC	27,136	3,234	8,281
Distribution fee payable to DDLP	154,381	13,995	53,662
Other expenses payable to
DMC and affiliates*	22,447	7,873	3,232

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Funds by DMC and/or its affiliates’ employees. For the year ended August 31, 2008, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

	Delaware Tax-Free	Delaware Minnesota
Delaware Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
$43,661	$4,185	$10,326

For the year ended August 31, 2008, DDLP earned commissions on sales of Class A shares for each Fund as follows:

	Delaware Tax-Free	Delaware Minnesota
Delaware Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
$61,412	$7,632	$43,652

For the year ended August 31, 2008, DDLP received gross CDSC commissions on redemption of each Fund’s Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Class A	$ 5,490	$ —	$12,189
Class B	12,166	—	7,734
Class C	1,348	287	5,739

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2008, the Funds made purchases and sales of investment securities other than short-term investments as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Purchases	$107,432,569	$25,940,892	$24,242,529
Sales	102,704,930	15,383,038	13,977,708

At August 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Cost of investments	$594,170,143	$65,260,279	$158,080,210
Aggregate unrealized appreciation	$25,865,517	$1,886,187	$2,329,440
Aggregate unrealized depreciation	(12,665,941)	(521,245)	(6,930,274)
Net unrealized appreciation
(depreciation)	$13,199,576	$1,364,942	$(4,600,834)

Notes to financial statements
Delaware Minnesota Municipal Bond Funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2008 and 2007 was as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Year ended 8/31/08
Ordinary income	$ 351,958	$ —	$ 7,114
Tax-exempt income	24,713,343	2,197,419	5,742,991
Long-term capital gain	100,607	—	—
Total	$25,165,908	$2,197,419	$5,750,105
Year ended 8/31/07
Ordinary income	$ 30,656	$ —	$ —
Tax-exempt income	19,758,603	2,196,282	5,300,531
Long-term capital gain	356,139	—	—
Total	$20,145,398	$2,196,282	$5,300,531

5. Components of Net Assets on a Tax Basis

As of August 31, 2008, the components of net assets on a tax basis were as follows:

		Delaware Tax-Free	Delaware Minnesota
	Delaware Tax-Free	Minnesota	High-Yield Municipal
	Minnesota Fund	Intermediate Fund	Bond Fund
Shares of beneficial interest	$599,619,054	$66,633,067	$159,306,245
Distributions payable	(491,172)	(33,690)	(141,469)
Undistributed tax-exempt income	468,755	31,824	141,469
Undistributed long-term gains	1,295,484	—	—
Capital loss carryforward	—	(1,465,576)	(2,547,560)
Post-October losses	—	(32,049)	(119,694)
Unrealized appreciation (depreciation)
of investments and swap contracts	13,199,576	1,364,942	(4,883,605)
Net assets	$614,091,697	$66,498,518	$151,755,386

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investments transactions from November 1, 2007 through August 31, 2008 that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments and expiration of capital loss carryforward. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2008, the Funds recorded the following reclassifications:

		Delaware Minnesota
	Delaware Tax-Free	High-Yield Municipal
	Minnesota Fund	Bond Fund
Undistributed (Distributions in excess of)
net investment income	$ 372,155	$ (11,075)
Accumulated realized gain (loss)	(372,155)	190,866
Paid-in capital	—	(179,791)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2008, the Funds utilized capital losses carryforwards as follows:

		Delaware Tax-Free
	Delaware Tax-Free	Minnesota
	Minnesota Fund	Intermediate Fund
Capital loss carryforward utilized	$66,896	$1,044

In 2008, $179,791 of capital loss carryforwards expired for Delaware Minnesota High-Yield Bond Fund. Capital loss carryforwards remaining at August 31, 2008 will expire as follows:

	Delaware Tax-Free	Delaware Minnesota
	Minnesota	High-Yield Municipal
Year of Expiration	Intermediate Fund	Bond Fund
2009	$1,023,795	$1,267,552
2010	4,037	57,521
2011	246,659	243,334
2012	—	684,248
2014	81,340	—
2015	109,745	96,079
2016	—	198,826
Total	$1,465,576	$2,547,560

Notes to financial statements
Delaware Minnesota Municipal Bond Funds

6. Capital Shares

Transactions in capital shares were as follows:

			Delaware		Delaware Minnesota
	Delaware Tax-Free		Tax-Free Minnesota		High-Yield Municipal
	Minnesota Fund		Intermediate Fund		Bond Fund
	Year Ended		Year Ended		Year Ended
	8/31/08	8/31/07	8/31/08	8/31/07	8/31/08	8/31/07
Shares sold:
Class A	3,515,951	3,661,506	1,344,904	569,224	2,904,516	3,750,543
Class B	9,707	33,935	21,281	1,226	5,135	67,763
Class C	434,456	378,988	249,737	65,839	746,020	985,801

Shares issued upon reinvestment of dividends and distributions:
Class A	1,268,411	983,425	128,039	128,379	304,335	257,132
Class B	25,099	22,742	2,715	4,274	13,584	18,487
Class C	56,937	42,393	11,896	11,105	68,076	54,628

Shares issued from Fund merger:[1]
Class A	—	16,515,995	—	—	—	—
Class B	—	703,417	—	—	—	—
Class C	—	931,298	—	—	—	—
	5,310,561	23,273,699	1,758,572	780,047	4,041,666	5,134,354
Shares repurchased:
Class A	(4,868,284)	(4,188,406)	(587,645)	(576,943)	(2,293,959)	(1,528,071)
Class B	(366,181)	(380,797)	(100,502)	(27,619)	(148,220)	(274,769)
Class C	(420,993)	(361,460)	(62,535)	(87,115)	(485,164)	(433,788)
	(5,655,458)	(4,930,663)	(750,682)	(691,677)	(2,927,343)	(2,236,628)
Net increase (decrease)	(344,897)	18,343,036	1,007,890	88,370	1,114,323	2,897,726

1 See note 8 in “Notes to financial statements.”

For the years ended August 31, 2008 and 2007, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the statements of changes in net assets.

		Year Ended			Year Ended
		8/31/08			8/31/07
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Tax-Free
Minnesota Fund	154,023	154,149	$1,885,460	205,359	205,523	$2,549,549
Delaware Tax-Free Minnesota
Intermediate Fund	92,028	92,254	987,599	15,124	15,160	164,797
Delaware Minnesota High-Yield
Municipal Bond Fund	56,661	56,758	583,786	157,023	157,243	1,656,744

7. Inverse Floaters

The Funds may participate in inverse floater programs where a Fund transfers its own bonds to a trust that issues floating rate securities and inverse floating rate securities (inverse floaters) with an aggregate principal amount equal to the principal of the transferred bonds. The inverse floaters received by the Funds are derivative tax-exempt obligations with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of the inverse floaters will generally be more volatile than other tax-exempt investments. The Funds typically use inverse floaters to adjust the duration of its portfolio. Duration measures a portfolio’s sensitivity to changes in interest rates. By holding inverse floaters with a different duration than the underlying bonds that a Fund transferred to the trust, the Fund seeks to adjust its portfolio’s sensitivity to changes in interest rates. The Funds may also invest in inverse floaters to add additional income to the Funds or to adjust the Funds’ exposure to a specific segment of the yield curve. Securities held in trust relating to inverse floater programs are identified on the statements of net assets.

8. Fund Merger

Effective April 13, 2007, the Delaware Tax-Free Minnesota Fund (Acquiring Fund) acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free Minnesota Insured Fund (Acquired Fund), an open end investments company, in exchange for shares of the Acquiring Fund pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset of their share in the Acquired Fund prior to Reorganization.

The Reorganization was treated as a non-taxable event and, accordingly, Delaware Tax-Free Minnesota Fund’s basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated realized gain (loss) of Delaware Tax-Free Minnesota Insured Fund as of the close of business on April 13, 2007, were as follows:

		Accumulated	Net
		Net Realized	Unrealized
	Net Assets	Gain	Appreciation
Delaware Tax-Free Minnesota
Insured Fund	$226,020,627	$286,856	$14,039,792

The net assets of the Delaware Tax-Free Minnesota Fund prior to the Reorganization were $407,952,332. The combined net assets of Delaware Tax-Free Minnesota after the merger were $633,972,959.

Notes to financial statements
Delaware Minnesota Municipal Bond Funds

9. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit with the Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each participants allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2008 or at any time during the year then ended.

10. Swap Contracts

Each Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Funds may use interest rate swaps to adjust the Funds’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that each Fund invests in, such as the corporate bond market. The Funds may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Funds on favorable terms. The Funds may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Funds from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Funds’ receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Funds’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

During the year ended August 31, 2008, the Funds did not enter into index swap contracts or CDS contracts. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event each Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

11. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At August 31, 2008, the percentage of each Fund’s net assets insured by insurers are listed below

	Delaware Tax-Free	Delaware Minnesota
Delaware Tax-Free	Minnesota	High-Yield Municipal
Minnesota Fund	Intermediate Fund	Bond Fund
32%	21%	14%

These securities have been identified in the statements of net assets.

Each Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding”. “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Notes to financial statements
Delaware Minnesota Municipal Bond Funds

11. Credit and Market Risk (continued)

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board has delegated to DMC the day-today functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities As of August 31, 2008, there were no Rule 144A securities. Illiquid securities have been identified on the statements of net assets.

12. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

13. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2008, each Fund designates distributions paid during the year as follows:

	(A)	(B)	(C)
	Long-Term Capital	Ordinary Income	Tax Exempt	Total
	Gains Distributions	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware Tax-Free
Minnesota Fund	0.40%	1.40%	98.20%	100.00%
Delaware Tax-Free Minnesota
Intermediate Fund	—	—	100.00%	100.00%
Delaware Minnesota High-Yield
Municipal Bond Fund	—	0.12%	99.88%	100.00%
(A), (B), and (C) are based on a percentage of each Fund’s total distributions.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Voyageur Tax-Free Funds — Delaware Tax-Free Minnesota Fund
Voyageur Intermediate Tax-Free Funds — Delaware Tax-Free Minnesota Intermediate Fund
Voyageur Mutual Funds — Delaware Minnesota High-Yield Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Minnesota Fund (the sole series of Voyageur Tax-Free Funds), Delaware Tax-Free Minnesota Intermediate Fund (the sole series of Voyageur Intermediate Tax-Free Funds), and Delaware Minnesota High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (the “Funds”) as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Minnesota Fund of Voyageur Tax-Free Funds, the Delaware Tax-Free Minnesota Intermediate Fund of Voyageur Intermediate Tax-Free Funds, and the Delaware Minnesota High-Yield Municipal Bond Fund of Voyageur Mutual Funds at August 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
October 20, 2008

Other Fund information
Delaware Minnesota Municipal Bond Funds

Board Consideration of Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free Minnesota Fund, and Delaware Tax-Free Minnesota Intermediate Fund Investment Advisory Agreement

At a meeting held on May 20-22, 2008 (the “Annual Meeting”), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free Minnesota Fund and Delaware Tax-Free Minnesota Intermediate Fund (each a “Fund” and collectively, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed in February 2008 independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed the Lipper reports with Counsel to the Independent Trustees at the February 2008 Board Meeting and discussed such reports further with counsel earlier in the Annual Meeting. The Board requested and received certain information regarding Management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreements, the independent Trustees received assistance and advice from and met separately with independent counsel. Although the Trustees gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor

Other Fund information
Delaware Minnesota Municipal Bond Funds

Board Consideration of Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free Minnesota Fund, and Delaware Tax-Free Minnesota Intermediate Fund Investment Advisory Agreement (continued)

and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service as well as Delaware Investments’ expenditures to improve the delivery of shareholder services. During 2007 Management commenced the outsourcing of certain investment accounting functions that are expected to improve further the quality and the cost of delivering investment accounting services to the Funds. The Board once again noted the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Funds or additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest, ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past one-, three-, five- and ten-year periods ended December 31, 2007. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The Trustees complimented Management on navigating the Delaware Investments Family of Funds fixed income funds through the turbulent financial markets since 2007 without incurring a major difficulty. The following paragraphs summarize the performance results for each Fund and the Board’s view of such performance.

Delaware Minnesota High-Yield Municipal Bond Fund — Lipper currently classifies the Fund as a Minnesota municipal debt fund. However, Management believes that it would be more appropriate to include the Fund in the high yield municipal debt funds category, which would allow the Fund to be compared to a representative peer group based on credit quality instead of a peer group based on state of issuance. Accordingly, the Lipper report prepared for the Fund compares the Fund’s performance to two separate Performance Universes consisting of the Fund and all retail and institutional Minnesota municipal debt funds and all retail and institutional high yield municipal debt funds. When compared to other Minnesota municipal debt funds, the Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe and the Fund’s total return for the three-, five- and ten-year periods was in the first quartile. When compared to other high yield municipal debt funds, the Lipper report comparison showed that the Fund’s total return for the one-, five and ten-year periods was in the first quartile of the Performance Universe and the Fund’s total return for the three-year period was in the second quartile. The Board was satisfied with performance.

Delaware Tax-Free Minnesota Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional Minnesota municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-, five- and ten-year periods was in the first quartile. The Board was satisfied with performance.

Delaware Tax-Free Minnesota Intermediate Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional other state intermediate municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-, five- and ten-year periods was in the first quartile. The Board noted that the Fund’s performance results were mixed but on an overall basis, above median, which was acceptable.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Funds as of October 31, 2007 and the most recent fiscal year end for comparative funds as of August 31, 2007 or earlier. For any fund with a fiscal year end after August 31, 2007, such fund’s expense data were measured as of its fiscal year end for 2006. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-l and non-12b-l service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund’s

Other Fund information
Delaware Minnesota Municipal Bond Funds

Board Consideration of Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free Minnesota Fund, and Delaware Tax-Free Minnesota Intermediate Fund Investment Advisory Agreement (continued)

total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for each Fund and the Board’s view of such expenses.

Delaware Minnesota High-Yield Municipal Bond Fund — When compared to other Minnesota municipal debt funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. When compared to other high yield municipal debt funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of the Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through December 2008 and recent initiatives implemented by Management, such as the outsourcing of certain transfer agency and investment accounting services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Delaware Tax-Free Minnesota Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through December 2008 and recent initiatives implemented by Management, such as the outsourcing of certain transfer agency and investment accounting services, creating an opportunity for a reduction in expenses. Consequently, the Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Delaware Tax-Free Minnesota Intermediate Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability.

Management stated that the level of profits of Delaware Investments, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. With respect to the Delaware Tax-Free Minnesota Fund, the Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders. With respect to the Delaware Minnesota High-Yield Municipal Bond Fund and Delaware Tax-Free Minnesota Intermediate Fund, although each Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Fund management

Joseph R. Baxter
Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager
Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Other Fund information
Delaware Minnesota Municipal Bond Funds

Robert F. Collins, CFA
Senior Vice President, Senior Portfolio Manager
Robert F. Collins is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. Prior to joining Delaware Investments in 2004, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust, where he managed funds and high net worth accounts. Collins earned a bachelor’s degree in economics from Ursinus College, and he is also a former president of The Financial Analysts of Wilmington, Delaware.

Stephen J. Czepiel
Senior Vice President, Senior Portfolio Manager
Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	84	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	84	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Investment Committee
Member
Pennsylvania Horticultural
Society
(February 2006–Present)

President	84	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)
Director
Executive Vice President		Allied Barton
University of Pennsylvania		Security Holdings
(April 1995–June 2002)

Founder and	84	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	84	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	84	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	84	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
the Compensation Committee
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees
Valmont Industries, Inc.

Vice President and Treasurer	84	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	84	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director and Audit
Founder		Committee Member
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	84	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	84	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	84	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	84	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne	Ann R. Leven
Chairman, President, and	Consultant
Chief Executive Officer	ARL Associates
Delaware Investments Family of Funds	New York, NY
Philadelphia, PA
Thomas F. Madison
Thomas L. Bennett	President and Chief Executive Officer
Private Investor	MLM Partners, Inc.
Rosemont, PA	Minneapolis, MN

John A. Fry	Janet L. Yeomans
President	Vice President and Treasurer
Franklin & Marshall College	3M Corporation
Lancaster, PA	St. Paul, MN

Anthony D. Knerr	J. Richard Zecher
Founder and Managing Director	Founder
Anthony Knerr & Associates	Investor Analytics
New York, NY	Scottsdale, AZ

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Affiliated officers	Contact information

David F. Connor	Investment manager
Vice President, Deputy General Counsel, and	Delaware Management Company, a series of
Secretary	Delaware Management Business Trust
Delaware Investments® Family of Funds	Philadelphia, PA
Philadelphia, PA
National distributor
Daniel V. Geatens	Delaware Distributors, L.P.
Vice President and Treasurer	Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA	Shareholder servicing, dividend disbursing,
and transfer agent
David P. O’Connor	Delaware Service Company, Inc.
Senior Vice President, General Counsel,	2005 Market Street
and Chief Legal Officer	Philadelphia, PA 19103-7094
Delaware Investments Family of Funds
Philadelphia, PA	For shareholders
800 523-1918
Richard Salus
Senior Vice President and	For securities dealers and financial
Chief Financial Officer	institutions representatives only
Delaware Investments Family of Funds	800 362-7500
Philadelphia, PA
Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $11,500 for the fiscal year ended August 31, 2008.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $11,000 for the fiscal year ended August 31, 2007.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended August 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $13,400 for the registrant’s fiscal year ended August 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,550 for the fiscal year ended August 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,450 for the fiscal year ended August 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $254,552 and $251,138 for the registrant’s fiscal years ended August 31, 2008 and August 31, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

     Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

     Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: VOYAGEUR INTERMEDIATE TAX FREE FUNDS

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 5, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 5, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 5, 2008